Exhibit 99.6



                                                             Execution Version



            FLOW SERVICING RIGHTS PURCHASE AND SERVICING AGREEMENT

                                    between



                        GOLDMAN SACHS MORTGAGE COMPANY,
                                   Purchaser



                        SAXON MORTGAGE SERVICES, INC.,
                                   Servicer





                         Dated as of December 19, 2005



            FIXED AND ADJUSTABLE RATE, RESIDENTIAL MORTGAGE LOANS

                                                             Execution Version

                               TABLE OF CONTENTS

                                                                          Page


ARTICLE I DEFINITIONS........................................................1

Section 1.01  Definitions....................................................1


ARTICLE II SALE OF SERVICING RIGHTS; SERVICING..............................15

Section 2.01  Sale of Servicing Rights......................................15
Section 2.02  Purchase Price................................................15
Section 2.03  Servicer to Act as Servicer...................................16
Section 2.04  Liquidation of Mortgage Loans.................................18
Section 2.05  Collection of Mortgage Loan Payments..........................20
Section 2.06  Establishment of and Deposits to Custodial Account............20
Section 2.07  Permitted Withdrawals From Custodial Account..................21
Section 2.08  Establishment of and Deposits to Escrow Account...............22
Section 2.09  Permitted Withdrawals From Escrow Account.....................23
Section 2.10  Payment of Taxes, Insurance and Other Charges.................24
Section 2.11  Protection of Accounts........................................24
Section 2.12  Maintenance of Hazard Insurance...............................25
Section 2.13  Maintenance of Mortgage Impairment Insurance..................26
Section 2.14  Maintenance of Fidelity Bond and Errors and Omissions
               Insurance....................................................27
Section 2.15  Inspections...................................................27
Section 2.16  Restoration of Mortgaged Property.............................28
Section 2.17  Title, Management and Disposition of REO Property.............28
Section 2.18  Permitted Withdrawals with respect to REO Property............29
Section 2.19  Reports of Foreclosures and Abandonments of Mortgaged
               Property.....................................................29
Section 2.20  Notification of Adjustments...................................30
Section 2.21  Transfer of Servicing.........................................30
Section 2.22  Recordation of Assignments of Mortgage........................30
Section 2.23  Additional Servicing Requirements.............................30
Section 2.24  Credit Reporting..............................................31


ARTICLE III PAYMENTS TO PURCHASER...........................................31

Section 3.01  Remittances...................................................31
Section 3.02  Statements to Purchaser.......................................31
Section 3.03  Advances by Servicer..........................................32
Section 3.04  Charge off and Advance Analysis...............................32


ARTICLE IV GENERAL SERVICING PROCEDURES.....................................33

Section 4.01  Transfers of Mortgaged Property...............................33
Section 4.02  Satisfaction of Mortgages and Release of Mortgage Files.......34

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Section 4.03  Servicing Compensation........................................34
Section 4.04  Annual Statement as to Compliance.  ..........................35
Section 4.05  Annual Independent Public Accountants' Servicing Report.......35
Section 4.06  Sarbanes Oxley Certification..................................35
Section 4.07  Right to Examine Servicer Records.............................36
Section 4.08  Compliance with Gramm-Leach-Bliley Act of 1999................36


ARTICLE V SERVICER TO COOPERATE.............................................36

Section 5.01  Provision of Information......................................36
Section 5.02  Financial Statements; Servicing Facilities....................36


ARTICLE VI TERMINATION......................................................37

Section 6.01  Termination...................................................37
Section 6.02  Transfer Procedures...........................................37


ARTICLE VII BOOKS AND RECORDS...............................................38

Section 7.01  Possession of Servicing Files Prior to the related
               Transfer Date................................................38


ARTICLE VIII INDEMNIFICATION AND ASSIGNMENT.................................39

Section 8.01  Indemnification...............................................39
Section 8.02  Limitation on Liability of Servicer and Others................40
Section 8.03  Limitation on Resignation and Assignment by Servicer..........40
Section 8.04  Assignment by Purchaser.......................................41
Section 8.05  Merger or Consolidation of the Servicer.......................42


ARTICLE IX REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER...........42

Section 9.01  Organization and Good Standing; Licensing.....................43
Section 9.02  Authorization; Binding Obligations............................43
Section 9.03  No Consent Required...........................................43
Section 9.04  No Violations.................................................43
Section 9.05  Litigation....................................................43
Section 9.06  Good Title....................................................43
Section 9.07  Compliance with Law...........................................44
Section 9.08  Remedies for Breach of Representations and Warranties.........44


ARTICLE X REPRESENTATIONS AND WARRANTIES OF SERVICER........................44

Section 10.01 Due Organization and Authority................................44
Section 10.02 Ordinary Course of Business...................................45
Section 10.03 No Conflicts..................................................45


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Section 10.04 Ability to Service............................................45
Section 10.05 Ability to Perform............................................45
Section 10.06 No Litigation Pending.........................................45
Section 10.07 No Consent Required...........................................46
Section 10.08 No Untrue Information.........................................46


ARTICLE XI DEFAULT..........................................................46

Section 11.01 Events of Default.............................................46
Section 11.02 Waiver of Defaults............................................48


ARTICLE XII CLOSING.........................................................48

Section 12.01 Closing Documents.............................................48
Section 12.02 Closing Conditions............................................49


ARTICLE XIII MISCELLANEOUS PROVISIONS.......................................49

Section 13.01 Notices.......................................................49
Section 13.02 Waivers.......................................................50
Section 13.03 Entire Agreement; Amendment...................................50
Section 13.04 Execution; Binding Effect.....................................50
Section 13.05 Headings......................................................50
Section 13.06 Applicable Law................................................50
Section 13.07 Relationship of Parties.......................................51
Section 13.08 Severability of Provisions....................................51
Section 13.09 Recordation of Assignments of Mortgage........................51
Section 13.10 Exhibits......................................................51
Section 13.11 Counterparts..................................................51
Section 13.12 No Solicitation...............................................51
Section 13.13 Waiver of Trial by Jury.......................................52
Section 13.14 LIMITATION OF DAMAGES.........................................52
Section 13.15 SUBMISSION TO JURISDICTION; WAIVERS...........................52


ARTICLE XIV COOPERATION OF SERVICER WITH A RECONSTITUTION...................53



ARTICLE XV COMPLIANCE WITH REGULATION AB....................................55

Section 15.01 Intent of the Parties; Reasonableness.........................55
Section 15.02 Additional Representations and Warranties of the Servicer.....55
Section 15.03 Information to Be Provided by the Servicer....................56
Section 15.04 Servicer Compliance Statement.................................60
Section 15.05 Report on Assessment of Compliance and Attestation............60
Section 15.06 Use of Subservicers and Subcontractors........................61
Section 15.07 Indemnification; Remedies.....................................62



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

                                   EXHIBITS


EXHIBIT 1   FORM OF TRIAL BALANCE

EXHIBIT 2   FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4   FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5   FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6   FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

EXHIBIT 7   FORM OF OFFICER'S CERTIFICATE

EXHIBIT 8   MORTGAGE LOAN DOCUMENTS

EXHIBIT 9   FORM OF ACKNOWLEDGMENT AGREEMENT

EXHIBIT 10  REPORTING REQUIREMENTS

EXHIBIT 11  FORM OF SERVICING TRANSFER LETTER

EXHIBIT 12  FORM OF ANNUAL CERTIFICATION

EXHIBIT 13  INTENTIONALLY OMITTED

EXHIBIT 14  FORM OF SERVICER ACKNOWLEDGMENT

EXHIBIT 15  SUBPRIME DEFAULT AND REO SERVICING STANDARDS

EXHIBIT 16  REO SERVICING STANDARDS

EXHIBIT 17  FORM OF ANNUAL CERTIFICATION

EXHIBIT 18  SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE




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

                                                             Execution Version



            FLOW SERVICING RIGHTS PURCHASE AND SERVICING AGREEMENT
            ------------------------------------------------------

            This Flow Servicing Rights Purchase and Servicing Agreement ("Flow Servicing Rights Purchase and Servicing Agreement" or "Agreement") is entered into as of December 19, 2005, by and among SAXON MORTGAGE SERVICES, INC., a Texas corporation, (the "Servicer") and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (the "Purchaser").

            WHEREAS, the Purchaser has purchased and may, from time to time, purchase conventional, residential, fixed and adjustable rate, first and second lien mortgage loans (the "Mortgage Loans") to be delivered as whole loans on a servicing released basis pursuant to the Purchase Agreement by and between the Purchaser and Seller (as defined below); and

            WHEREAS, the Servicer regularly services residential mortgage loans and has agreed to service the Mortgage Loans that become subject to this Agreement, and the parties desire to provide the terms and conditions of such servicing by the Servicer; and

            WHEREAS, the Purchaser desires, from time to time, to sell, transfer and assign to the Servicer all of its right, title and interest in and to the Servicing Rights (as hereinafter defined) with respect to the Mortgage Loans and the Servicer, from time to time, desires to purchase such Servicing Rights.

            NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

            Section 1.01 Definitions. The following terms are defined as follows:
            Accepted Servicing Practices: With respect to any Mortgage Loan or REO Property, each of (a) those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in compliance with all applicable federal, state and local laws, and (b) with respect to any actions taken pursuant to Sections 2.03, 2.04, 2.16 and 2.17 hereof, those servicing, collection, resolution or disposition practices that are customarily undertaken to maximize recoveries with respect to the Mortgage Loan or REO Property in accordance with Fannie Mae Guides.

            Acknowledgment Agreement: The document substantially in the form of Exhibit 9, to be executed by the Purchaser, the Servicer and the Servicer in connection with the sale and purchase of each Servicing Rights Package.

            Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan purchased pursuant to the Purchase Agreement.

            Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            Amortization Fraction: With respect to each Mortgage Loan, (a)
1.00 for any repurchase made during the first year following the Transfer Date, (b) 0.83 for any repurchase made during the second year following the Transfer Date, (c) 0.67 for any repurchase made during the third year following the Transfer Date, (d) 0.50 for any repurchase made during the fourth year following the Transfer Date, (e) 0.33 for any repurchase made during the fifth year following the Transfer Date, (f) 0.17 for any repurchase made during the sixth year following the Transfer Date and (g) 0.00 for any repurchase made after the sixth anniversary of the Transfer Date.

            Ancillary Income: All income derived from the Mortgage Loans other than payments of principal, interest and Escrow Payments (excluding Servicing Fees and prepayment penalties attributable to the Mortgage Loans), including but not limited to interest received on funds deposited in the Custodial Account or any Escrow Account (subject to applicable law), all late charges, assumption fees, escrow account benefits, modification fees, if any, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees and similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

            Assignment, Assumption, and Recognition Agreement: The document substantially in the form of Exhibit 6, to be executed by the Purchaser, the Servicer, and the assignee of the Purchaser in connection with the transfer, conveyance, grant, sale or assignment, of a Mortgage Loan excluding the Servicing Rights related thereto.

            Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

            Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

            Best's: The current Best's Key Rating Guide.

            BPO: A broker price opinion.

            Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in (a) the States of New York or New Jersey, or (b) the state in which the Servicer's servicing operations are located.



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            Code: Internal Revenue Code of 1986, as amended.

            Commission: The United States Securities and Exchange Commission.

            Commitment Letter: With respect to each Servicing Rights Package, that certain letter agreement entered into between Purchaser and the Servicer setting forth certain business terms during the period the Mortgage Loans are subject to this Agreement and when the Mortgage Loans are subject to a Reconstitution Agreement for the Servicing Rights Package to be sold hereunder as of the related Transfer Date.

            Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.06.

            Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

            Custodian: The custodian of the Mortgage Loan Documents as specified under the related Custodial Agreement.

            Cut-off Date: Means as to each Servicing Rights Package, the date or dates set forth in the related Acknowledgement Agreement.

            Data File: Shall have the meaning set forth in Section 3.02.

            Data File Delivery Date: Shall have the meaning set forth in
Section 3.02.

            Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

            Determination Date: The last day of the month preceding the related Remittance Date.

            Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

            Due Period: With respect to each Remittance Date, the period commencing on the first day of the month preceding the month of the Remittance Date and ending in the last day of the month preceding the Remittance Date.

            Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month (or such other date as permitted under this Agreement):



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               (i)  direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation to exceed 20% of the aggregate principal amount of all Eligible Investments in the Custodial Accounts and the Escrow Accounts; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

               (v)commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (vii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment rated in the highest rating category by each Rating Agency;

            provided, however, that (a) any such instrument shall be acceptable to the Rating Agencies, and (b) no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

            Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.14.

            Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.08.

            Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

            Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

            Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 2.14.

            Fitch: Fitch, Inc., or its successor in interest.

            Fixed Rate Mortgage Loan: A fixed rate mortgage loan purchased pursuant to this Agreement.

            Foreclosure Commencement: The delivery of the applicable file to the Servicer's foreclosure counsel for initiation of foreclosure proceedings.



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

            Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

            High Cost Loan: A Mortgage Loan classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended, or (b) a "high cost," "threshold," "covered" (provided however the "covered" classification does not apply to loans defined under the New Jersey Home Ownership Act of 2002 ("NJHOA") as a "covered home loan" provided further that such "covered home loan" is not also defined as a "high-cost home loan" under NJHOA), "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

            HOEPA Loan: A Mortgage Loan which (a) the Purchaser has identified to the Servicer in the Mortgage Loan Schedule as being subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), or (b) which the Servicer discovers is subject to HOEPA.

            Index: With respect to each Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

            Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

            Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan, to the lesser of (a) the appraised value of the Mortgaged Property at origination or (b) if the Mortgage

Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

            Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

            Monthly Remittance Advice: As described in Section 3.02.

            Moody's: Moody's Investors Service, Inc., and any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien, as applicable, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien, as applicable, upon a leasehold estate of the Mortgagor.

            Mortgage File: The items pertaining to a particular Mortgage Loan referred to as the Mortgage File in Exhibit 9 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.13.

            Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

            Mortgage Loan: An individual Mortgage Loan the Servicing Rights of which are sold in a Servicing Rights Package pursuant to this Agreement, as identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

            Mortgage Loan Documents: The documents listed on Exhibit 8 attached hereto pertaining to any Mortgage Loan.

            Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

            Mortgage Loan Schedule: The schedule of Mortgage Loans with respect to a Servicing Rights Package, setting forth the following information, to the extent available, with respect to each Mortgage Loan: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second


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home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e. a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;
(7) the Loan-to-Value Ratio at origination; (8) with respect to First Lien Loans, the LTV and with respect to Second Lien Loans, the CLTV; (9) the Mortgage Interest Rate as of the related Cut-off Date; (10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the related Cut-off Date; (13) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance; (14) the original principal amount of the Mortgage Loan; (15) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (16) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (17) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (18) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (21) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Floor under the terms of the Mortgage Note; (22) the type of Mortgage Loan (i.e., Fixed Rate, Adjustable Rate, First Lien, Second
Lien); (23) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (24) a code indicating the documentation style (i.e. full, alternative or reduced); (25) the loan credit classification (as described in the Underwriting Guidelines); (26) whether such Mortgage Loan provides for a Prepayment Penalty; (27) the Prepayment Penalty period of such Mortgage Loan, if applicable; (28) a description of the Prepayment Penalty, if applicable; (29) the Mortgage Interest Rate as of origination; (30) the credit risk score (FICO score) at origination; (31) the date of origination; (32) the Mortgage Interest Rate adjustment period; (33) the Mortgage Interest Rate adjustment percentage; (34) the Mortgage Interest Rate floor; (35) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (36) a code indicating whether the Mortgage Loan is a
Section 32 Mortgage Loan; (37) a code indicating whether the Mortgage Loan is assumable; (38) a code indicating whether the Mortgage Loan has been modified;
(39) the one year payment history; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due; (42) with respect to the related Mortgagor, the debt-to-income ratio; (43) the Appraised Value of the Mortgaged Property; (44) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (45) the MERS identification number, (46) if the Mortgage Loan has borrower paid, lender paid or deep primary mortgage insurance coverage and, if so, (i) the insurer's name, (ii) the policy or certification number, (iii) the premium rate and (iv) the coverage percentage, (47) with respect to Second Lien Loans, the outstanding principal balance of the superior lien, (48) a code indicating whether the Mortgage Loan is a HOEPA Loan, (49) a code indicating whether the Mortgage Loan is a High Cost Loan, (50) a code indicating whether the Mortgage Loan is a subject to a buydown, (51) Asset Verification Flag - Y or N, (52) AVM Type (if applicable), (53) Occupancy - Primary, 2nd Home or Investment Property, (54) Interest Only - Y or N, if so, what is the term of the Interest Only Period, (55) Amortization term of the loan (original term of the loan is already listed). With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans;
(2) the current aggregate outstanding principal balance of the Mortgage Loans;
(3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

            The Mortgage Loan Schedule for each Servicing Rights Package shall be attached as an exhibit to the related Acknowledgment Agreement.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            Mortgaged Property: The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

            Mortgagor: The obligor on a Mortgage Note.

            Nonrecoverability Analysis: As defined in Section 3.05.

            Nonrecoverable Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable from related Insurance Proceeds, Liquidation Proceeds or otherwise from such Mortgage Loan. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed advance of principal and interest, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Purchaser.

            Officer's Certificate: A certificate signed by a President or Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Purchaser.

            Opinion of Counsel: A written opinion of counsel, who may be counsel for the Servicer, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account,
(b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the related Servicer and any master servicer of the related Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the related Servicer or any master servicer of the related Mortgage Loans or in an Affiliate of either and
(iii) is not connected with the related Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

            Originator: With respect to a Mortgage Loan, the originator of the related Mortgage Loan.

            Pass-Through Transfer: The direct or indirect sale or transfer of some or all of the Loans by the Purchaser to a trust to be formed as part of a publicly offered or privately placed mortgage-backed securities transaction.

            Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

            Periodic Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

            Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

            Premium Percentage: Has the meaning assigned to such term in the related Commitment Letter.

            Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

            Purchase Agreement: The agreement pursuant to which the Purchaser purchased the Mortgage Loans from the Seller.

            Purchase Price: The price calculated in accordance with the Commitment Letter and paid on the related Transfer Date by the Servicer to the Purchaser in consideration for the Purchaser selling the related Servicing Rights Package, as set forth in the related Acknowledgment Agreement.

            Purchase Price and Terms Agreement: The letter agreement setting forth the general terms and conditions of the transactions contemplated therein, identifying the Mortgage Loans to be purchased by the Purchaser from Seller, by and between the Purchaser and the Seller. All of the individual Purchase Price and Terms Agreements (if there are more than one) shall collectively be referred to as the "Purchase Price and Terms Agreement."

            Qualified Depository: A depository the accounts of which are insured by the FDIC or is otherwise acceptable to the Rating Agencies.

            Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and whose claims paying ability is rated in the highest rating category by any of the Rating Agencies with respect to primary mortgage insurance and in one of the two highest rating categories by Best's with respect to hazard and flood insurance (or such other rating as may be required by a Rating Agency in connection with a Pass-Through Transfer in order to achieve the desired ratings for the securities to be issued in connection with such Pass-Through Transfer).

            Rating Agency: Any of Fitch, Moody's or Standard & Poor's, or their respective successors designated by the Purchaser.

            Reconstitution: Either a Whole Loan Transfer or a Pass-Through Transfer.

            Reconstitution Agreements:  As defined in Article 14 hereof.

            Reconstitution Date:  As defined in Article 14 hereof.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time..

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

            Remittance Date: The 5th day of each month (or if such 5th day is not a Business Day, the preceding Business Day).

            Removal Fee: With respect to any Servicing Right, a price equal to the product of (i) the Purchase Price, (ii) the Stated Principal Balance as of the date of removal, and (iii) the applicable percentage as set forth below:
--------------------------------------------------------------------------------
  Number of Months after Transfer Date        Applicable Percent

--------------------------------------------------------------------------------
     1 - 12                                   100%

--------------------------------------------------------------------------------
     13-24                                    75%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     25-36                                    50%

--------------------------------------------------------------------------------
     37 -48                                   25%

--------------------------------------------------------------------------------
     Thereafter                               0%

--------------------------------------------------------------------------------

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 2.17.

            Report:  As defined in Section 3.02 hereof.

            Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the outstanding principal balance of the Mortgage Loan as of the date of repurchase plus (ii) interest on such outstanding principal balance at the mortgage interest rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less (y) amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan plus (z) any costs and damages incurred by the related trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law.

            RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

            Securities Act:  The Securities Act of 1933, as amended.

            Securitization Transaction. Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans..

            Seller: With respect to each Servicing Rights Package, the Seller set forth in the related Purchase Agreement and related Purchase Price and Terms Letter.

            Servicer: Saxon Mortgage Services, Inc. or any entity which services the Mortgage Loans pursuant to this Agreement or its successor in interest or any successor or assign to or designee of Servicer under this Agreement as herein provided. Unless the context requires otherwise, all references to "Servicer" in this Agreement shall be deemed to include such Servicer's successors in interest, assignees or designees.

            Servicer Acknowledgment: A letter agreement, in the form of
Exhibit 17 attached hereto, dated as of the related Servicing Transfer Date and executed among the Purchaser and the Seller of the Mortgage Loans.

            Servicer Employees:  As defined in Section 2.14 hereof.

            Servicer Information:  As defined in Section 15.07(a)

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any fees relating to any enforcement or judicial proceedings, excluding foreclosures, (c) foreclosure actions per FNMA attorney fees and costs guidelines, (d) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (e) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, (f) executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage and (g) compliance with the obligations pursuant to the provisions of this Agreement.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan at the beginning of the related Due Period. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Servicer. The Servicing Fee shall be pro rated in the event that the Mortgage Loans are serviced for less than a full month at any time.

            Servicing Fee Rate: The rate set forth in the Commitment Letter.

            Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals, if provided, or copies of all documents in the Mortgage File which are not delivered to the Purchaser, its designee or the Custodian and copies of the Mortgage Loan Documents.

            Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Purchaser upon request, as such list may from time to time be amended.

            Servicing Repurchase Price: With respect to each Mortgage Loan, an amount equal to the product of (x) the Amortization Fraction and (y) the product of (i) the Premium Percentage and (ii) the Stated Principal Balance of such Mortgage Loan at the date of repurchase.

            Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any Ancillary Income with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) any and all rights to and in the Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

            Servicing Rights Package: means the Servicing Rights relating to the Mortgage Loans described on the Mortgage Loan Schedule annexed to the related Acknowledgment Agreement, to be sold to Servicer by Purchaser on the related Transfer Date.

            Servicing Transfer Letter: A letter agreement, in the form of
Exhibit 11 attached hereto, dated as of the related Servicing Transfer Date and executed among the Purchaser, the Seller, Servicer and any servicer of the Mortgage Loans.

            Servicing Transfer Schedule: The computer or like records requested by the Servicer reflecting the status of payments, balances and other pertinent information with respect to the Mortgage Loans necessary to service the Mortgage Loans in accordance with this Agreement and the Accepted Servicing Practices.

            Special Deposit Account: An account which the Purchaser and Servicer agree shall be a special deposit account for the benefit of the related Purchaser under applicable law.

            Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

            Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal received on or before such date, minus
(ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

            Static Pool Information: Static pool information as described in
Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

            Static Pool Party: As defined in Section 15.03(g).

            Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

            Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

            Tax Service Contract: A paid-in-full, life-of-loan tax service contract with TransAmerica Real Estate Tax Service, Inc. or such other tax service provider acceptable to the Servicer, as described in Section 2.10 hereof.

            Transaction Servicer: As defined in Section 15.03(c).

            Transfer Date: With respect to a Servicing Rights Package, the date on which (i) the Servicer from time to time shall purchase and the Purchaser from time to time shall sell the Servicing Rights related to such Mortgage Loans, and (ii) the physical servicing of the Mortgage Loans in such Servicing Rights Package is transferred to the Servicer pursuant to this Agreement or such other date as the Purchaser, the Seller and the Servicer may mutually agree upon.

            Underwriting Guidelines: The underwriting guidelines of the Originator, as identified or specified in the Purchase Agreement.

            Whole Loan Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans in a whole loan or participation format.

                                  ARTICLE II

                      SALE OF SERVICING RIGHTS; SERVICING

            Section 2.01 Sale of Servicing Rights.
                Upon the terms and subject to the conditions of this Agreement effective as of each Transfer Date, Purchaser, simultaneously with the execution and delivery of the related Acknowledgment Agreement, hereby sells, assigns, transfers, conveys and delivers to Servicer all of Purchaser's right, title and interest in and to, and all economic benefit derived from, the Servicing Rights related to Mortgage Loans in the related Servicing Rights Package and Servicer hereby purchases and assumes such Servicer and assumes and assigns the Servicing as of the related Servicing Transfer Date to the Servicer.

            Section 2.02 Purchase Price.
            The Purchase Price for the Servicing Rights in each Servicing Rights Package shall be set forth in the related Acknowledgment Agreement. It is understood and agreed that the Purchase Price shall be paid by the Servicer to the Purchaser in consideration for the Purchaser selling the Servicing Rights in accordance with this Agreement.

            The Servicer shall pay to the Purchaser by wire transfer of immediately available funds to an account designated by the Purchaser in writing an amount equal to the Purchase Price attributed to each Mortgage Loan sold on the related Transfer Date.

            If, subsequent to the payment of the Purchase Price or the payment of any other amounts due under this Agreement to either party, the principal on which the Purchase Price with respect to a Mortgage Loan was based is found to be in error, or if, for any other reason, the Purchase Price or such other amounts are found to be in error, within five (5) Business Days after the receipt of information sufficient to provide notice that payment is due, the party benefiting from the error shall pay to the other party an amount sufficient to correct and reconcile the Purchase Price or such other amounts and shall provide the other party with a reconciliation statement and such other documentation sufficient to reasonably satisfy the other party concerning the accuracy of such reconciliation.

            In connection with the repurchase of a Mortgage Loan by the Seller from the Purchaser due to a breach of a representation or warranty or other defect, the Servicer shall be entitled to receive from the Purchaser the Servicing Repurchase Price. This amount shall be paid by the Purchaser to the Servicer within ten (10) Business Days of any such repurchase by wire transfer of immediately available funds to an account designated by the Servicer.

            Concurrently with any repurchase and payment described in the paragraph above, the Servicer shall transfer, assign, set over and convey to the Purchaser all of its right, title and interest in and to the related Servicing Rights with respect to such repurchased Mortgage Loan. In addition, this Agreement shall terminate with respect to such Mortgage Loan, except as otherwise provided herein.

            Section 2.03 Servicer to Act as Servicer.
            From and after the related Transfer Date, the Servicer, as an independent contractor, shall service and administer each Mortgage Loan in the related Servicing Rights Package and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

            The Servicer shall provide the Purchaser with a description of its modification plan types. The Servicer shall not enter into any modification plan which is not a modification plan type approved by the Purchaser.

            Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for
(A) a reduction of interest payments resulting from the application of the Servicemembers' Civil Relief Act of 2003, as amended, or any similar state statutes or (B) as provided in the following paragraph, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) except as provided in the following paragraph, waive any prepayment penalty.

            Consistent with the terms of this Agreement and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 3.04 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, provided that the Servicer shall not be required to make any such advances that are Nonrecoverable Advances. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in this Agreement and Accepted Servicing Practices, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a prepayment penalty), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"); provided, however, that the terms of any Mortgage Loan may only be waived, modified or varied once without the consent of the Purchaser while the Mortgage Loan remains outstanding. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of this section shall be reflected in writing in the Servicing File. In addition, notwithstanding the foregoing, the Servicer may also waive, in whole or in part, a prepayment penalty if such prepayment penalty is (i) not permitted to be collected by applicable law, or
(ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor's rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment. If a prepayment penalty is waived other than as permitted above, then the Servicer is required to deposit the amount of such waived prepayment penalty into the Custodial Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected prepayment penalty if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule in effect at such time. In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Servicer. In addition, the Servicer shall retain adequate personnel to effect such servicing and administration of the Mortgage Loans.

            The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Servicer has been notified of such transfers as provided in this
Section 2.03. The Purchaser may sell and transfer, in whole or in part, the Mortgage Loans (exclusive of the related Servicing Rights purchased by the Servicer hereunder), provided that no such sale and transfer shall be binding upon Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and the Purchase Agreement, and an executed copy of the same in the form of an Assignment, Assumption and Recognition shall have been delivered to and executed by the Servicer. Upon receipt and execution thereof, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Purchaser shall be released from its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Servicer and their permitted successors, assignees and designees.

            The Servicing File maintained by the Servicer pursuant to this Agreement shall be appropriately marked and identified in the Servicer's computer system to clearly reflect the ownership of the related Mortgage Loan by the Purchaser. The Servicer shall release from its custody the contents of any Servicing File maintained by it only in accordance with this Agreement.

            Servicer shall be responsible for the actions of any vendors which Servicer utilizes to carry out its obligations hereunder and any fees paid to such vendors shall be paid by the Servicer from its own funds unless otherwise agreed in the Purchase Price and Terms Letter.

            Section 2.04 Liquidation of Mortgage Loans.
            In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.03 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices and (3) the Servicer shall determine reasonably to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.03 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period (or such other period as is required by law in the jurisdiction where the related Mortgaged Property is located) or earlier as determined by the Servicer, in accordance with Accepted Servicing Practices (including application of standard loss mitigation procedures), the Servicer shall cause a Foreclosure Commencement. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.07) or through Insurance Proceeds (respecting which it shall have similar priority).

            The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of the Purchaser, but only in the name of the Servicer or its nominee and without reference to the Purchaser. Except as otherwise required by law or with the consent of the Purchaser, under no circumstances shall any such action be taken in the name of, or with any reference to, the Purchaser. The Servicer shall provide prior written notice to the Purchaser if the Servicer is required by applicable law to take any legal actions with respect to the Mortgage Loan or REO Properties in the name of, or with reference to, the Purchaser.

            Notwithstanding the foregoing, all actions must be approved by the Purchaser relating to any Mortgaged Property that is determined to be contaminated by hazardous or toxic substances or wastes.

            With respect to any HOEPA Loan which is in default, but prior to the commencement of any loss mitigation procedures or foreclosure proceedings, the Servicer shall (A) review the related Mortgage File to determine whether or not the Mortgage File contains the disclosure documents required by HOEPA, whether or not such documents were executed by the related Mortgagor(s), and whether or not such documents were executed three or more days in advance of closing and (B) inform the Purchaser if such timely and executed disclosure documents are not in the Mortgage File.

            Further, prior to the commencement of any loss mitigation procedures with respect to a HOEPA Loan, the Servicer shall notify those servicing personnel involved in loss mitigation related to the Mortgage Loan as to whether or not any such disclosure documentation is defective or missing.

            The Servicer shall notify the Purchaser within 3 Business Days if at any time the Mortgagor asserts a claim or defense based on HOEPA, whether in a written notice, as a defense to a foreclosure proceeding, or otherwise.

            Notwithstanding anything to the contrary contained herein, in connection with a foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector the Servicer shall cause the Mortgaged Property to be so inspected. Upon completion of the inspection, the Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.

            Upon receipt of notice of any HOEPA Loan, Purchaser shall cause servicing of such HOEPA Loan (and the related Servicing Rights) to be transferred from Servicer to a subsequent servicer designated by Purchaser as soon as reasonably practicable, and Servicer shall cooperate in such transfer

            After reviewing the environmental inspection report, the Purchaser shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related

Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 2.07 hereof. In the event the Purchaser directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 2.07 hereof.

            Section 2.05 Collection of Mortgage Loan Payments.
            Following the related Transfer Date, the Servicer shall proceed diligently to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments, to the extent applicable, and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Notwithstanding anything herein to the contrary, the Servicer shall have no obligation to collect, or make payments to the Purchaser with respect to, any prepayment penalties, late charges, fees or other items which are prohibited under applicable law.

            Section 2.06 Establishment of and Deposits to Custodial Account. The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Saxon Mortgage Services, Inc. in trust for Goldman Sachs Mortgage Company re: Fixed and Adjustable Rate Residential Mortgage Loans". The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser as a Special Deposit Account. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted by the FDIC and as otherwise acceptable to the Rating Agencies and any amounts therein may be invested in Eligible Investments. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

            The Servicer shall deposit in the Custodial Account on or prior to the second Business Day following receipt thereof, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Transfer Date, other than payments of principal and interest due on or before the related Transfer Date, or received by the Servicer prior to the related Transfer Date but allocable to a period subsequent thereto:

            (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage adjusted to the Mortgage Loan Remittance Rate;

            (iii) all Liquidation Proceeds and any amount received with respect to REO Property;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.12 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
      Section 2.16), and Section 2.13;

            (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.16;

            (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.12, 2.17, 3.01, or 4.02;

            (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 9 of the Purchase Agreement;

            (viii) any prepayment penalties received with respect to any Mortgage Loan; and

            (ix) any amounts required to be deposited by the Servicer pursuant to Section 2.13 in connection with the deductible clause in any blanket hazard insurance policy.

            The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, unless otherwise provided herein, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.07.

            Section 2.07 Permitted Withdrawals From Custodial Account. Subject to Section 3.01, the Servicer shall be entitled to withdraw funds from the Custodial Account for the following purposes:

            (i) to make payments to the Purchaser in the amounts and in the manner provided Section 3.01;

            (ii) to pay to itself the Servicing Fee (to the extent the Servicer has not retained the Servicing Fee);

            (iii) to reimburse itself for unreimbursed Servicing Advances (except to the extent reimbursed pursuant to Section 2.09), any accrued but unpaid Servicing Fees and for unreimbursed advances of Servicer funds made pursuant to Section 2.17, the Servicer's right to reimburse itself pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser;

            (iv) following the liquidation of a Mortgage Loan, to reimburse itself for (a) any unpaid Servicing Fees and Servicing Advances to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under
      Section 2.07(iii);

            (v) to reimburse itself for any Nonrecoverable Servicing Advances;

            (vi) to invest funds in Eligible Investments in accordance with
      Section 2.11;

            (vii) to withdraw funds deposited in error;

            (viii) to pay itself any interest earned on funds deposited in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date); and

            (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

            Section 2.08 Establishment of and Deposits to Escrow Account. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Saxon Mortgage Services, Inc., in trust for Purchasers of Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors". The Escrow Account shall be established with a Qualified Depository as a Special Deposit Account, in a manner which shall provide maximum available insurance by the FDIC and as otherwise acceptable to the Rating Agencies. Funds deposited in the Escrow Accounts may be drawn on by the Servicer in accordance with Section
2.09. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

            The Servicer shall deposit in the Escrow Account or Accounts on or prior to the second Business Day following receipt thereof, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

            (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.


            The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 2.09. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay from its own funds interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 2.09 Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the
Servicer only:

            (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

            (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section 2.10 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

            (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.16;

            (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

            (vii) to reimburse itself for any amounts deposited in the Escrow Account in error; and

            (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

            Section 2.10 Payment of Taxes, Insurance and Other Charges.
            With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.

            To the extent that any Mortgage Loan does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. With respect to each Mortgage Loan, subject to Accepted Servicing Practices, the Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments within the time period required to avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien. Notwithstanding the foregoing, if the Servicer reasonably determines that such Servicing Advance would be a Nonrecoverable Advance, the Servicer shall have no obligation to make such Servicing Advance. If Servicer fails to make a Servicing Advance with respect to any payment prior to the date on which any late payment penalties or costs related to protecting the lien accrue, the Servicer shall pay any such penalties or costs within the time period required to avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien; provided, however, for all tax penalties and interest levied prior to the Servicing Transfer Date or as a result of the actions of the prior servicer or the Purchaser, the Servicer shall make Servicing Advances to effect such payments; provided, further, that if the Servicer reasonably determines that such Servicing Advance would be a Nonrecoverable Advance, the Servicer shall have no obligation to make such Servicing Advance.

            In addition, in the event that a Mortgage Loan is not covered by a transferable Tax Service Contract on the related Transfer Date, the Servicer shall obtain a Tax Service Contract for such Mortgage Loan and shall be entitled to first priority reimbursement therefore pursuant to Section 2.07.

            Section 2.11 Protection of Accounts.
            The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon notice to the Purchaser, which notice shall be provided prior to such transfer unless such transfer is due to an emergency.

            The Servicer shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or Escrow Account are not demand deposit accounts.

            Amounts on deposit in the Custodial Account may at the option of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized. If, at any time, the amount on deposit in the Custodial Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

            Section 2.12 Maintenance of Hazard Insurance.
            The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards such that all buildings upon the Mortgaged Property are insured under the Fannie Mae Guides against loss by fire, hazards of extended coverage and such other hazards as are required thereunder, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and
(ii) the greater of (a) the outstanding principal balance of the Mortgage Loan or (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

            If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is, and shall continue to be, covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier acceptable under the Fannie Mae Guides in an amount representing coverage not less than the lesser of (i) the aggregate unpaid principal balance of the Mortgage Loan, (ii) maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended (regardless of whether the area in which such Mortgaged Property is located is participating in such program), or (iii) the full replacement value of the improvements which are part of such Mortgaged Property. If a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the National Flood Insurance Act of 1968, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

            If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

            The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

            In the event that the Purchaser or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall in accordance with the Fannie Mae Guides make commercially reasonable efforts to communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

            All policies required hereunder shall name the Servicer and its successors and assigns as a mortgagee and loss payee and shall be endorsed with non contributory standard or New York mortgagee clauses which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

            The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable under the Fannie Mae Guides and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts as required pursuant to the Fannie Mae Guides, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies are in place in the required coverages and the Servicer shall be solely liable for any losses in the event coverage is not provided.

            Pursuant to Section 2.06, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 2.16) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.07.

            Section 2.13 Maintenance of Mortgage Impairment Insurance.
            In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 2.12 and otherwise complies with all other requirements of Section 2.12, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.12. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.07. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.12, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

            Section 2.14 Maintenance of Fidelity Bond and Errors and Omissions Insurance.
            The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy which may be in the form of a Mortgage Protection insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 2.14 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide. Upon the request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond and Errors and Omissions Insurance Policy.

            Section 2.15 Inspections.
            The Servicer shall inspect the Mortgaged Property as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer shall promptly inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices; provided further that if the Servicer determines that any Mortgaged Property is vacant, the Servicer shall promptly inspect to the Mortgaged Property and should conduct subsequent inspections every 30 days. The Servicer shall keep a written report of each such inspection. The costs of such inspections shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement for in accordance with
Section 2.07.

            Section 2.16 Restoration of Mortgaged Property.
            The Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of this Agreement. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

            (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

            (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

            (iii) the Servicer shall verify that the Mortgage Loan is not in default; and

            (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

            If the Purchaser is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

            Section 2.17 Title, Management and Disposition of REO Property.
            In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer on behalf of the Purchaser and without reference to the Purchaser except as otherwise required by law. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

            The Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Purchaser. The Servicer shall notify the Purchaser on a monthly basis as to the status of each REO Property.

            The Servicer shall use commercially reasonable efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property.

            The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in the amount required in Section 2.12 hereof.

            The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made pursuant to this Section, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

            With respect to each REO Property, the Servicer shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Servicer shall cause to be deposited on or prior to the second Business Day following the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

            Section 2.18 Permitted Withdrawals with respect to REO Property. The Servicer shall withdraw funds on deposit in the Custodial
Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.12 and the fees of any managing agent acting on behalf of the Servicer. The Servicer shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

            Section 2.19 Reports of Foreclosures and Abandonments of Mortgaged Property.
            Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

            Section 2.20 Notification of Adjustments.
            With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. The Servicer shall promptly upon written request thereof, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer, or the Purchaser that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused the Purchaser thereby.

            Section 2.21 Transfer of Servicing.
            Prior to or on each Servicing Transfer Date, a Servicing Transfer Letter shall be properly executed and entered into by and between the Purchaser, the Seller and the Servicer and the Purchaser shall deliver to the Servicer an executed Servicer Acknowledgment. Pursuant thereto and herein, the Purchaser shall cause the Seller to deliver to the Servicer the Servicing File for each related Mortgage Loan (including a copy of the final mortgagee policy of title insurance when available) and, by computer readable electronic transmission, the related Mortgage Loan Schedule not later than two (2) Business Days after the Servicing Transfer Date. The Purchaser shall deliver or cause the Seller to deliver the Servicing Transfer Schedule to the Servicer on or prior to the date which is one (1) Business Day after the Servicing Transfer Date. At the request of the Servicer, the Purchaser shall enforce the obligations of the Seller with respect to the servicing transfer provisions set forth in the Purchase Agreement and shall make reasonable efforts to cause Seller to adhere to all market-normal practices for servicing transfer. Any fees and expenses incurred in transferring the Servicing Files to the Servicer shall not be an obligation of the Servicer. Notwithstanding any provision in this Agreement to the contrary, the Servicer shall not have any liability for any breach under this Agreement resulting from the Seller's failure to deliver the complete Servicing File for each Mortgage Loan.

            Section 2.22 Recordation of Assignments of Mortgage.
            Except in connection with Accepted Servicing Practices for defaulted Mortgage Loans, the Servicer shall not be responsible for the preparation or recording of the Assignments of Mortgage relating to the Mortgage Loans to the Purchaser, the securitization trustee or any other party; provided, however, that in the event the Servicer agrees to record any mortgage assignment, any expense, including the fees of third party service providers, incurred by the Servicer in connection with the preparation and recordation of Assignments of Mortgage shall be reimbursable by the Purchaser, or if not reimbursed by the Purchaser, as a Servicing Advance.

            Section 2.23 Additional Servicing Requirements.
            The Servicer shall comply with the following additional requirements:

            (a) Get updated FICO scores quarterly for the Mortgage Loans at the Purchaser's expense.

            (b) Provide access to the Servicer's Data System, which will include viewing collection comments.

            (c) Apply all payments received from borrowers to principal and interest prior to any application of advances or fees.

            (d) Make staff available to participate in weekly calls to discuss loans in default including foreclosures, bankruptcy and REO Properties.

            (e) the additional requirements set forth in Exhibit 18 and
Exhibit 19.

            Section 2.24 Credit Reporting.
            The Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (or their respective successors) on a monthly basis and in accordance with applicable federal, state and local laws.

                                 ARTICLE III

                             PAYMENTS TO PURCHASER

            Section 3.01 Remittances.
            On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Purchaser all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial

Account pursuant to Section 2.07) , which amounts shall be remitted on the applicable Remittance Date.

            With respect to any funds remitted after the Business Day following the date on which such remittance was required to be made, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the Business Day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

            Section 3.02 Statements to Purchaser.
            Not later than the 3rd day of each month (or if such 3rd day is not a Business Day, the preceding Business Day), the Servicer shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto via electronic medium mutually acceptable to the parties as to the preceding remittance and the period ending on the preceding Determination Date. Such statement shall also include Static Pool Information regarding the Mortgage Loans.

            In addition, not more than 60 days after the end of each calendar year, the Servicer shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

            Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

            The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time and which is reasonably available to the Servicer.

            On the 5th Business Day of each month (the "Data Dictionary Delivery Date"), the Servicer shall deliver to the Purchaser by FTP an electronic data file incorporating the fields set forth on Exhibit 10 hereto (the "Data Dictionary").

            Section 3.03 Advances by Servicer.
            Except as otherwise provided herein, the Servicer shall be entitled to first priority reimbursement pursuant to Section 2.07 hereof for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

            Section 3.04 Charge off and Advance Analysis
            Once a month, the Servicer will analyze, utilizing its internal proprietary models, all Mortgage Loans that are greater than 90 days delinquent (excluding those on a forbearance plan or court approved bankruptcy payment plan) to determine if any such Mortgage Loans should be charged off or if future Servicing Advances should be deemed to be Nonrecoverable Advances based on the projections of such proprietary models (the "Nonrecoverability Analysis"). The Servicer will charge off Mortgage Loans, with the prior consent of the Purchaser, based on such Nonrecoverability Analysis, and the Servicer will not make Servicer Advances that are deemed to be Nonrecoverable Advances based on such Nonrecoverability Analysis; provided, however, that, in each case, with respect to Mortgage Loans included in a Reconstitution, such actions are permitted under the related Reconstitution Agreement.

            Upon reasonable prior request, the Purchaser may during normal business hours review the Servicer's policies and procedures related to the Nonrecoverability Analysis and may no more than twice a year perform an audit to determine whether the Servicer is taking actions consistent with the Nonrecoverability Analysis. The Servicer agrees to make such reasonable changes to the Nonrecoverability Analysis as requested by the Purchaser; provided, however, that with respect to Mortgage Loans included in a Reconstitution, such changes are permitted under the related Reconstitution Agreement.

            The Servicer shall retain the Nonrecoverability Analysis for a period of one year from the date such analysis was undertaken and shall make such analysis available upon request to the Purchaser during such period.

                                  ARTICLE IV

                         GENERAL SERVICING PROCEDURES

            Section 4.01 Transfers of Mortgaged Property.
            The Servicer shall be required to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so.

            If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, shall, to the extent permitted by applicable law, enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guarantee insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement, such fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

            To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall follow Accepted Servicing Practices and the underwriting practices and procedures of prudent mortgage lenders in the respective states where the Mortgage Properties are located including but not limited to Servicer conducting a review of the credit and financial capacity of the individual receiving the property, and may approve the assumption if it believes the recipient is capable of assuming the mortgage obligations. If the credit of the proposed transferee does not satisfy the relevant underwriting criteria and the transfer of ownership actually occurs, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

            Section 4.02 Satisfaction of Mortgages and Release of Mortgage
Files.
            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Custodian in accordance with this Section 4.02 hereof. Goldman will cause the Custodian to provide such documents in accordance with the terms of the applicable Custodial Agreement but in no event later than 5 days from receipt by the Custodian of the request of Servicer. The Servicer shall obtain discharge of the related Mortgage Loan as of record within any related time limit required by applicable law.

            If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (or such lesser amount in connection with a discounted payoff accepted by the Servicer with respect to a defaulted Mortgage Loan) or should the Servicer otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Servicer shall purchase the related Mortgage Loan at an amount equal to (a) Repurchase Price, minus
(b) any costs and damages incurred by the related trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law by deposit thereof in the Custodial Account within five (5) Business Days of receipt of such demand by the Purchaser if the Servicer is unable to demonstrate that it will be able to cause the amount of the unpaid indebtedness to be reinstated and secured under the related Mortgage. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance

Policy as provided for in Section 2.14 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            Section 4.03 Servicing Compensation.
            As consideration for servicing the Mortgage Loans following the related Transfer Date, the Servicer shall be entitled to retain the applicable Servicing Fee from payments on the Mortgage Loans or to withdraw the applicable Servicing Fee with respect to each Mortgage Loan from the Custodial Account pursuant to Section 2.07 hereof. The obligation of the Purchaser to pay, and the Servicer's right to withdraw, the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.07) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 2.07.

            Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

            Notwithstanding anything set forth in this section related to Ancillary Income, the Servicer shall not collect from the Mortgagor, pass through as an advance or as a liquidation expense any charges other than bona fide third party fees, which fees must be in compliance with local law. Servicer can not add on a processing, or review fee or any additional fee, mark up or otherwise make a profit on or from services or activities rendered by a third party or affiliate (examples include but not limited to: letters and notices, force placed insurance, BPOs, appraisals, inspections, property preservation costs).

            Section 4.04 Annual Statement as to Compliance. The Servicer will deliver to the Purchaser on or before March 15, 2006, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

            Section 4.05 Annual Independent Public Accountants' Servicing
Report.
            On or before March 15, 2006, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced by Freddie Mac, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified

Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate.

            Section 4.06 Sarbanes Oxley Certification
            With respect to any Mortgage Loans sold in a Securitization Transfer where the Servicer is a servicer, the Servicer agrees that on or before March 15th, 2005, the Servicer shall deliver to the depositor, the master servicer (if any) and the trustee for the securitization trust created in the Securitization Transfer, and their officers, directors and affiliates, a certification in the form attached as Exhibit 14 hereto, executed by the senior officer in charge of servicing at the Servicer for use in connection with any Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust. The Servicer shall indemnify and hold harmless depositor in the Securitization Transfer, the master servicer (if any), and the trustee, and their respective officers, directors and Affiliates, from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for in the preceding sentence is unavailable or insufficient to hold harmless any indemnified party, then the Servicer agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and the Servicer, on the other, in connection with a breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith.

            Section 4.07 Right to Examine Servicer Records.
            The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during normal business hours or as otherwise acceptable to the Servicer, upon reasonable advance notice and at the sole cost and expense of the Purchaser; provided, however, that unless otherwise required by law, the Servicer shall not be required to provide access to such information if the provision thereof would violate any law or legal obligation of the Servicer including the legal right to privacy of any Mortgagor.

            Section 4.08 Compliance with Gramm-Leach-Bliley Act of 1999.
            With respect to each Mortgage Loan and the related Mortgagor, the Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations and guidelines promulgated thereunder, and the Servicer shall provide all notices required thereunder using the notice language supplied by the Servicer.

                                  ARTICLE V

                             SERVICER TO COOPERATE

            Section 5.01 Provision of Information.
            During the term of this Agreement, the Servicer shall furnish to the Purchaser all reports required hereunder, including those set forth on
Exhibit 10 hereto, and such other periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser or the purposes of this Agreement to the extent such reports or information are readily accessible to the Servicer without undue expense. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give and to the extent the Servicer incurs any material cost or expense related to this Section 5.01 not otherwise required to be incurred pursuant to this Agreement, such expense shall be at the sole cost and expense of the Purchaser.

            The Servicer shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time to the extent such action is in accordance with Accepted Servicing Practices, in order to effectuate the purposes and to carry out the terms of this Agreement.

            Section 5.02 Financial Statements; Servicing Facilities.
            In connection with marketing the Mortgage Loans or a proposed Reconstitution, the Purchaser shall make available to a prospective purchaser audited financial statements of the consolidated group that includes the Servicer for the most recently completed three fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by any Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the corporate group that includes the Servicer (and are available upon request to the public at large). The Servicer shall furnish to the Purchaser or a prospective purchaser copies of the statements specified above.

            The Servicer shall make available to the Purchaser or any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the corporate group that includes the Servicer, and to permit any prospective purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement provided that such access is necessary, reasonable, or appropriate with respect to the Purchaser or the purposes of this Agreement to the extent such access or information are readily accessible to the Servicer without undue expense.

                                  ARTICLE VI

                                  TERMINATION

            Section 6.01 Termination.
            (a) This Agreement shall terminate upon either: (i) with respect to one or more Mortgage Loans, upon a Reconstitution pursuant to Article 14 affecting such Mortgage Loans, (ii) the termination of the Servicer pursuant to Section 8.03 or 11.01, (iii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (iv) mutual consent of the Servicer and the Purchaser in writing.

            (b) The Purchaser may remove, at its sole option, any rights the Servicer may have hereunder, without cause, as provided in this Section 6.01. Any such notice of removal shall be in writing and delivered to the Servicer by registered mail at least 30 days prior to the effective date of removal. In the event the Purchaser removes the Servicer without cause with respect to some or all of the Mortgage Loans, the Purchaser shall be required to pay to the Servicer the applicable Removal Fee.

            (c) Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 120 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property upon 15 days' written notice to the Servicer, provided, however, upon such transfer and assignment which shall be in accordance with all applicable laws, the Purchaser shall reimburse the Servicer for its Servicing Fee, any outstanding and unreimbursed Servicing Advances, and any other outstanding, unreimbursed fees and costs of the Servicer with respect to such Delinquent Mortgage Loan.

            Section 6.02 Transfer Procedures.
            In the event the Servicer is replaced pursuant to the terms of this Agreement, the Servicer agrees to cooperate with the Purchaser and with any party designated as the successor servicer or subservicer in transferring the servicing to such successor servicer. In addition, the Servicer shall be responsible for notifying the related mortgagors of any transfer of servicing in accordance with the requirements of the RESPA and the Cranston Gonzalez National Affordable Housing Act of 1990. On or before the date upon which servicing is transferred from the Servicer to any successor servicer (the "Subsequent Transfer Date"), the Servicer shall prepare, execute and deliver to the successor servicer any and all documents and other instruments, place in such successor's possession all Mortgage Loan Documents to the extent initially provided to the Servicer or added after the Servicing Transfer Date necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the related Servicing Rights and related documents, at the expense of the Purchaser or as otherwise in accordance with Accepted Servicing Practices. The Servicer shall cooperate reasonably with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder.

            In the event the Servicer is replaced pursuant to the terms of this Agreement, the Purchaser agrees to cooperate with the Servicer with respect to the reimbursement of the Servicer by the successor servicer for trailing expenses incurred by Servicer prior to but invoiced after the related Subsequent Transfer Date.

            On the related Subsequent Transfer Date, the Servicer shall comply with all of the provisions of this Agreement to effect a complete transfer of the servicing with respect to the related Mortgage Loans. Except as otherwise provided in this Agreement, on the related Subsequent Transfer Date for each related Mortgage Loan, this Agreement, except for Articles VI, VIII, IX, X and
Section 13.12 which shall survive the related Subsequent Transfer Date, shall terminate with respect to such Mortgage Loan.

            Subject to the limitations set forth in the definition of "Nonrecoverable Advances", the Servicer shall be entitled to be reimbursed for all unreimbursed Servicing Advances and any other advances made by the Servicer pursuant to this Agreement with respect to any Mortgage Loan on the related Transfer Date, but only if the servicer after the related Transfer Date is not the Servicer or an affiliate. In addition, the Purchaser shall cause the Servicer to be reimbursed for any accrued and unpaid Servicing Fees and for any trailing expenses representing Servicing Advances for which invoices are received by the Servicer after the Transfer Date; provided, that the Purchaser shall not be liable for any amounts pursuant to this paragraph unless the Servicer has requested reimbursement and delivered appropriate evidence of such reimbursable expense. The Purchaser shall cause the Servicer to be reimbursed for such trailing expenses within ten (10) Business Days of such documentation. This Section 6.02(b) shall survive each Subsequent Transfer Date.

                                 ARTICLE VII

                               BOOKS AND RECORDS

            Section 7.01 Possession of Servicing Files Prior to the related Transfer Date.
            Prior to the related Transfer Date, the contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof. The Servicer shall maintain in the Servicing File a copy of the contents of each Mortgage File. The possession of the Servicing File by the Servicer is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Purchaser. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan pursuant to the Purchase Agreement.

            The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Servicer shall maintain in its possession, available for inspection by the Purchaser or its designee, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.15, as applicable.

            The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and of the Assignment, Assumption and Recognition of this Agreement executed by the transferee shall have been delivered to and executed by the Servicer and (ii) there shall not be more than three owners of the Mortgage Loans with respect to any particular Servicing Rights Package inclusive of the Mortgage Loans included in a Pass-Through Transfer. The Purchaser also shall advise the Servicer of the transfer. Upon receipt and proper execution of the Assignment, Assumption and Recognition of this Agreement, the Servicer shall cause its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred following the date of such sale or transfer.

                                 ARTICLE VIII

                        INDEMNIFICATION AND ASSIGNMENT

            Section 8.01 Indemnification.
            (a) The Servicer agrees to indemnify and hold the Purchaser and any prior servicer harmless from any liability, claim, loss or damage (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Purchaser directly or indirectly resulting from the Servicer's failure:

                  (i) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement; or

                  (ii) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.

            The Servicer immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement. For purposes of this Section, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement.

            (b) The Purchaser agrees to indemnify and hold the Servicer harmless from any liability, claim, loss or damage (including without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Servicer (a) directly or indirectly resulting from the Purchaser's failure to observe and perform any or all of the Purchaser's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or (b) directly resulting from the Servicer taking any legal actions with respect to any Mortgage Loans and/or REO Properties in the name of the Servicer and without reference to the Purchaser, but only to the extent such loss does not result from the failure of the Servicer (i) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement; or (ii) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.

            Section 8.02 Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, its own negligent actions, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

            Section 8.03 Limitation on Resignation and Assignment by Servicer. The Purchaser has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the reasonable discretion of the Purchaser.

            The Servicer may, without the consent of the Purchaser, retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

            The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 6.02.

            Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets to without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 6.01(a)(ii), without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

            Notwithstanding any provision in this Agreement to the contrary, the Servicer may at any time upon notice to the Purchaser, or trustee in the case of a Reconstitution, and without the consent of any party, solely in connection with a financing or other facility (any such arrangement, an "Advance Facility"), assign as collateral security or pledge to another Person all its rights, title and interest under this Agreement to the Servicing Rights and its rights to reimbursement of Servicing Advances.

            Section 8.04 Assignment by Purchaser.
            Subject to the limitations and requirements set forth in the third paragraph of Section 7.01, the Purchaser shall have the right, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit 6 attached hereto provided that there shall not be more than three owners of the Mortgage Loans with respect to any particular Servicing Rights Package inclusive of the Mortgage Loans included in a Pass-Through Transfer. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of proper execution and delivery of such Assignment, Assumption and Recognition Agreement by the Servicer in accordance with Section 7.01. All references to the Purchaser in this Agreement shall be deemed to include its permitted assignee or designee.

            Section 8.05 Merger or Consolidation of the Servicer.
The Servicer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the state of its filing except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of the Servicer's assets to such Person) to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Servicer shall not, without the prior written approval of the Purchaser, be a party to any such merger, conversion or consolidation, or sell or otherwise dispose of all or substantially all of its business or assets if, (i) as a result of such merger, conversion or consolidation, sale or other disposition, an Event of Default under Section 11.01 hereof would exist with respect to such successor Servicer or (ii) such successor has (a) a residential primary servicer rating for servicing of mortgage loans issued by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. below "average" or its equivalent or (b) a net worth of less than $25,000,000.

            The Servicer shall give 90 days' prior written notice to the Purchaser to the extent permitted by applicable law of any such merger, conversion, consolidation, sale or other disposition to which the Servicer proposes to be a party. In the event that any successor entity to the Servicer fails to meet the requirements set forth in this Section 8.05 and the Purchaser does not consent to such successor becoming the servicer hereunder, then the Servicer shall have the right to terminate this Agreement with respect to the Servicer and any such successor upon notice given as set forth in Section 6.01, without any payment of any termination penalty or termination damages and without any additional liability whatsoever to the Servicer or any third party, except for liabilities accrued under this Agreement prior to the date of termination and for liabilities resulting from Purchaser's obligations hereunder, including the payment of the Servicing Fee pursuant to Section 4.03.

                                  ARTICLE IX

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

            As of each Transfer Date, the Purchaser warrants and represents to, and covenants and agrees with, the Servicer as follows:

            Section 9.01 Organization and Good Standing; Licensing.
            The Purchaser is a New York limited partnership duly organized, validly existing and has the power and authority to own its assets and to transact the business in which it is currently engaged.

            Section 9.02 Authorization; Binding Obligations.
            The Purchaser has the power and authority to make, execute, deliver and perform this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

            Section 9.03 No Consent Required.
            The Purchaser is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made or as to which the failure to obtain or make will not materially adversely affect the ability of the Purchaser to perform all obligations hereunder.

            Section 9.04 No Violations.
            The execution, delivery and performance of this Agreement by the Purchaser will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Purchaser, except for violations that will not adversely affect the Purchaser's ability to perform its obligations under this Agreement or the certificate of incorporation of the Purchaser, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Purchaser is a party or by which the Purchaser may be bound.

            Section 9.05 Litigation.
            No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of the Purchaser threatened, against the Purchaser or with respect to this Agreement, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement.

            Section 9.06 Good Title.
            The Purchaser is the sole holder of the Servicing Rights in respect of each Mortgage Loan and has good and marketable title to and has the right to assign and transfer the Servicing Rights, and to assign, transfer and deliver the Servicing Rights as contemplated by this Agreement free and clear of any and all claims, charges, defenses, security interests, liens, offsets and encumbrances. The sale, transfer and assignment of the Servicing Rights by the Purchaser are valid and enforceable and will effectively vest in the Servicer good title to the Servicing Rights, free and clear of any and all liens, claims and encumbrances.

            Section 9.07 Compliance with Law.
            The Purchaser has complied in all material respects with all applicable laws, the violation of which might materially and adversely affect the Servicing Rights, or delay the consummation of the transactions contemplated hereby.

            Section 9.08 Remedies for Breach of Representations and
Warranties.
            It is understood and agreed that the representations and warranties set forth in this Article IX shall survive the sale of the Servicing Rights to the Servicer and shall inure to the benefit of the Servicer, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Purchaser or the Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

            Within 60 days of the earlier of either discovery by or notice to the Purchaser of any such breach of a representation or warranty which materially and adversely affects the ownership interest of the Servicer in the Servicing Rights related to any Mortgage Loan, the Purchaser shall use its best efforts to promptly cure such breach in all material respects and, if such breach cannot be cured, the Purchaser shall, at the Servicer's option, repurchase the Servicing Rights affected by such breach at the Servicing Repurchase Price. In the event of any such repurchase, the Purchaser agrees to comply with the transfer procedures set forth in Section 2.02 of this Agreement.

            Any cause of action against the Purchaser relating to or arising out of the breach of any representations and warranties made in this Article IX shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Servicer or notice thereof by the Purchaser to the Servicer, (ii) failure by the Purchaser to cure such breach or repurchase such Servicing Rights related to such Mortgage Loan as specified above, and (iii) demand upon the Purchaser by the Servicer for compliance with this Agreement.


                                  ARTICLE X

                  REPRESENTATIONS AND WARRANTIES OF SERVICER

            As of each Transfer Date, the Servicer warrants and represents to, and covenants and agrees with, the Purchaser as follows:

            Section 10.01 Due Organization and Authority.
            The Servicer is a Texas corporation duly organized, validly existing and in good standing under the laws of the United States as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

            Section 10.02 Ordinary Course of Business.
            The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

            Section 10.03 No Conflicts.
            Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

            Section 10.04 Ability to Service.
            The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to enforce and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located.

            Section 10.05 Ability to Perform.
            The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

            Section 10.06 No Litigation Pending.
            There is no action, suit, proceeding or investigation pending or to the best of Servicer's knowledge threatened against the Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

            Section 10.07 No Consent Required.
            No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.

            Section 10.08 No Untrue Information.
            No statement, report or other document relating to the Servicer furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

                                  ARTICLE XI

                                    DEFAULT

            Section 11.01 Events of Default.
            The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

            (a) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which notice of such failure is given to the Servicer, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

            (b) any failure by the Servicer to comply with Sections 4.04, 4.05, 4.06 hereof or and Event of Default as set forth in Section
15.07(b)(i)-(ii) hereof shall occur;

            (c) the failure by the Servicer in any month, to deliver to the Purchaser the Data Dictionary on the Data Dictionary Delivery Date;

            (d) the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of 30 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser (the date of delivery of such notice, the "Notice Date"); provided, however, that in the case of a failure that cannot be cured within thirty (30) days after the Notice Date, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Purchaser that the failure can be cured and the Servicer is diligently pursuing remedial action; or

            (e) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (f) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

            (g) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (h) the Servicer fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located for more than thirty (30) days after receiving notice from any Person thereof; or

            (i) Any reduction, withdrawal or qualification of the servicing credit of the Servicer by any Rating Agency which results in the inability of the Servicer to act as a primary or special servicer for any mortgage-backed or asset-backed transaction rated or to be rated by any such Rating Agency; or

            (j) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement; provided that a collateral assignment pursuant to an Advance Facility pursuant to Section 8.03 hereof shall not constitute an Event of Default.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Servicer, may terminate without compensation all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof; provided however that the rights of Servicer to reimbursement of Servicing Fees and Servicing Advances which accrue prior to the occurrence of an Event of Default shall survive such Event of Default and any related termination pursuant thereto.

            Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.02. Upon written request from the Purchaser, the Servicer shall prepare, execute and deliver any and all documents and other instruments, place in such successor's possession all Mortgage Files to the extent initially provided to the Servicer, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense or as otherwise provided under Accepted Servicing Practices. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

            Section 11.02 Waiver of Defaults.
            The Purchaser may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                 ARTICLE XII

                                    CLOSING

            Section 12.01 Closing Documents.
            The Closing Documents shall consist of fully executed originals of the following documents:

            With respect to the initial Transfer Date:

      1.    this Agreement;

      2. a Custodial Account Letter Agreement or a Custodial Account Certification, as applicable, as required hereunder, in the form of either Exhibit 2 or 3 hereto;

      3. an Escrow Account Letter Agreement or an Escrow Account Certification, as applicable, as required hereunder, in the form of either Exhibit 4 or 5 hereto;

      4. an Officer's Certificate, substantially in the form of Exhibit 6 hereto, with respect to the Servicer and the Purchaser, including all attachments thereto; and

      With respect to each Transfer Date:

      1.    An Acknowledgment Agreement, in the form of Exhibit 10 hereto; and

      2.    A Mortgage Loan Schedule;

      3.    A Servicer Acknowledgment;

      4.    A copy of the related Purchase Agreement.

            Section 12.02 Closing Conditions.
            (a) The Servicer's obligations to consummate its purchase and the Purchaser's obligations to consummate its sale of the related Servicing Rights pursuant to this Agreement are subject to the satisfaction or waiver on or prior to the related Transfer Date of the following conditions:

            (i) To the extent agreed to in the Commitment Letter, the Purchaser shall have made, and shall have caused any applicable document custodian to make, at mutually agreeable reasonable times and places, the Mortgage Notes and other documents and files related to each Mortgage Loan available to the Servicer for review;

            (ii) The Servicer and the Purchaser shall have performed in all material respects all of the related covenants and agreements contained in this Agreement, and other related documents referenced and/or incorporated herein by reference, which are required to be performed by them on or prior to the related Transfer Date;

            (iii) All of the representations and warranties of the Servicer and the Purchaser contained in this Agreement, and other related documents referenced and/or incorporated herein by reference shall be true and correct in all material respects as of the related Transfer Date;

            (iv) The Servicer shall have received the related Assignment and Conveyance from the Purchaser on the related Transfer Date; and

            (v) The Servicer and the Purchaser shall have executed and delivered this Servicing Agreement and such Agreement shall be in force and effect.

            (b) Subject to satisfaction or waiver of each of the conditions set forth in Section 12.02(a), the Servicer shall pay the Purchase Price to the Purchaser on the related Transfer Date.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

            Section 13.01 Notices.
            All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

            (a)   If to Purchaser to:
                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Christopher Gething

            (b)   If to Servicer:
                  Saxon Mortgage Services, Inc
                  4718 Mercantile Dr. North
                  Fort Worth, TX 76137
                  Attention:  David Dill, President

                  with a copy to:
                  Saxon Mortgage Services, Inc.
                  4860 Cox Road
                  Glen Allen, Virginia 23060
                  Attn: General Counsel

            Section 13.02 Waivers.
            Any of the Servicer or the Purchaser may upon consent of all parties, by written notice to the others:

            (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

            (b) Waive or modify performance of any of the obligations of the others hereunder.

            The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

            Section 13.03 Entire Agreement; Amendment.
            This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to servicing of the Mortgage Loans. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

            Section 13.04 Execution; Binding Effect.
            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 8.03 and 8.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Purchaser and their respective permitted successors and assigns.

            Section 13.05 Headings.
            Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

            Section 13.06 Applicable Law.
            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

            Section 13.07 Relationship of Parties.
            Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Servicer shall be rendered by it as an independent contractor and not as an agent of the Purchaser. The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

            Section 13.08 Severability of Provisions.
            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 13.09 Recordation of Assignments of Mortgage.
            To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Purchaser or the Purchaser's designee.

            Section 13.10 Exhibits.
            The exhibits to this Agreement are hereby incorporated and made a part hereof and are integral parts of this Agreement.

            Section 13.11 Counterparts.
            This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            Section 13.12 No Solicitation.
            From and after the related Transfer Date, the Purchaser and the Servicer each agree that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser;. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the such parties or any affiliate of such parties which are directed to the general public at large, including, without limitation, mass mailing, internet and e-mail solicitations, based in all instances, on commercially acquired mailing lists (which may not be targeted at the Mortgagors) and newspaper, radio and television advertisements shall not constitute solicitation under this Section 13.12.

            Notwithstanding the foregoing, Servicer may solicit any Mortgagor for whom Servicer has received a request for verification of mortgage, a request for a demand for payoff, or a Mortgagor-initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan; provided further, that it is understood and agreed that promotions undertaken by Servicer or any of its affiliates related to (i) optional insurance or other ancillary products or (ii) are directed to the general public at large, including without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio, and television advertisements, shall not constitute solicitation under this Section, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

            Section 13.13 Waiver of Trial by Jury.
            THE SERVICER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 13.14 LIMITATION OF DAMAGES.
            NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.

            Section 13.15 SUBMISSION TO JURISDICTION; WAIVERS.
            The Servicer and Purchaser hereby irrevocably and unconditionally:

            (a) SUBMITS FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (c) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

        ARTICLE XIV     COOPERATION OF SERVICER WITH A RECONSTITUTION.

            (a) The Servicer and the Purchaser agree that with respect to some or all of the Mortgage Loans, the Purchaser may effect one or more Whole Loan Transfers, and/or one or more Pass-Through Transfers. With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Purchaser, the Servicer agrees:

            (i) to cooperate with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers;

            (ii) to execute, in connection with a Whole Loan Transfer, a seller's warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the Purchaser, and in connection with a Pass-Through Transfer, a pooling and servicing agreement or sale and servicing agreement in form and substance reasonably acceptable to the Purchaser (collectively, "Reconstitution Agreements") provided that each of the Servicer and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

            (iii) to cooperate with the Purchaser and any prospective purchaser with respect to the preparation (including, but not limited to, the endorsement, delivery, assignment, and execution) of Mortgage Loan Documents and other related documents, with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

            (iv) to negotiate and execute one or more subservicing agreements between the Servicer and the Purchaser and/or any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Purchaser in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Purchaser, the Servicer and a third parry custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans not the subject of this Agreement in connection with a Reconstitution; and

            (v) in connection with any Reconstitution, to execute a pooling and servicing agreement, which pooling and servicing agreement may contain contractual provisions typical in the secondary market provided such provisions will not contain any substantially greater obligations of, or any substantially lower benefits to, the Servicer than those contained in this Agreement and the Servicer is given an opportunity to review and reasonably negotiate in good faith the content of such provisions (which shall not be more onerous than those required under this Agreement) including, but not limited to servicing representations and warranties (dated as of the settlement or closing date in connection with such Reconstitution (each, a "Reconstitution Date")) related to the Mortgage Loans for the period of time from the date on which the Servicer began servicing the Mortgage Loans through the Reconstitution Date to the effect that (a) the Servicer has serviced the Mortgage Loans in accordance with this Agreement and has provided accurate "paid through" data with respect to the Mortgage Loans to the Purchaser, (b) except as reflected in the "paid through" data delivered to the Purchaser, there is no payment default existing under any Mortgage or any Mortgage Note as of the cut-off date for the Reconstitution, and (c) there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the closing date for the Reconstitution; and representations and warranties (dated as of the Reconstitution Date). No Reconstitution Agreement shall require the Servicer to (i) agree to any servicing obligation in excess of those set forth herein which are not customary industry practice for similar transactions, or (ii) consent to a servicing fee that is lower than the

      Servicing Fee. Servicer shall cooperate in good faith in negotiating any delinquency and cumulative loss termination triggers in the pooling and servicing agreement. The Servicer shall indemnify Purchaser, each Affiliate of the Purchaser participating in any such Reconstitution and each Person who controls the Purchaser or such Affiliate and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Servicer regarding the Servicer or the Servicer's servicing practices or performance (the "Servicer Information") set forth in any offering document prepared in connection with such Reconstitution. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement. The Purchaser shall indemnify the Servicer, each Affiliate designated by the Servicer and each Person who controls the Servicer or such Affiliate and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by the Purchaser in any offering document prepared in connection with any Reconstitution.

Any execution of a subservicing agreement or pooling and servicing agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer. Notwithstanding any provision to the contrary in this Agreement, in the event that the Servicer is the master servicer, servicer or sub-servicer with respect to a Reconstitution, the Purchaser agrees that in such Reconstitution any servicing performance termination triggers shall be approved by the Servicer in its reasonable discretion; provided, that in the event that the Servicer does not approve any servicing performance termination triggers, the Purchaser shall have the right to terminate the Servicer hereunder (a "Servicing Performance Trigger Termination") and designate a successor servicer to act as master servicer, servicer or sub-servicer with respect to the Reconstitution, subject to payment of the Removal Fee pursuant to Section 6.01(b) .

All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                 ARTICLE XV    COMPLIANCE WITH REGULATION AB

            Section 15.01 Intent of the Parties; Reasonableness.
            The Purchaser and the Servicer acknowledge and agree that the purpose of Article 15 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

              Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

            The Purchaser (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

            Section 15.02 Additional Representations and Warranties of the Servicer.
            (a) The Servicer shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 15.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the

Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in
Item 1119 of Regulation AB.

            (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 15.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

            Section 15.03 Information to Be Provided by the Servicer.
            In connection with any Securitization Transaction the Servicer shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

      (a) If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

            (A) [Reserved];

            (B) [Reserved];

            (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

            (D) a description of any affiliation or relationship between the Servicer, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                  (1)   the sponsor;
                  (2)   the depositor;
                  (3)   the issuing entity;
                  (4)   any servicer;
                  (5)   any trustee;
                  (6)   any originator;
                  (7)   any significant obligor;
                  (8)   any enhancement or support provider; and
                  (9)   any other material transaction party.

      (b) [Reserved].

      (c) If so requested by the Purchaser or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Transaction Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

            (A) the Transaction Servicer's form of organization;

            (B) a description of how long the Transaction Servicer has been servicing residential mortgage loans; a general discussion of the Transaction Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Transaction Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Transaction Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Transaction Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                  (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Transaction Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                  (2) the extent of outsourcing the Transaction Servicer
            utilizes;

                  (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Transaction Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                  (4) whether the Transaction Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                  (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

            (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Transaction Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

            (D) information regarding the Transaction Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Transaction Servicer could have a material adverse effect on the performance by the Transaction Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

            (E) information regarding advances made by the Transaction Servicer on the Mortgage Loans and the Transaction Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Transaction Servicer to the effect that the Transaction Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

            (F) a description of the Transaction Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

            (G) a description of the Transaction Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

            (H) information as to how the Transaction Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

      (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and
(ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

      (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any

Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

      (f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Servicer shall provide such information reasonably available to the Servicer regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB and to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information). Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten (10) Business Days following such request.

      (g) The Servicer shall provide to each originator of a Mortgage Loan (or if such Mortgage Loan was not sold to Purchaser by the originator, the seller of such Mortgage Loan) (the "Static Pool Party") information with respect to each Mortgage Loan from and after the date Servicer commences servicing such Mortgage Loan necessary for such Static Pool Party to comply with its obligations under Regulation AB, including, without limitation, providing to the Static Pool Party static pool information, as set forth in Item 1105(a)(2) and (5) of Regulation AB.

      (h) Promptly following notice or discovery of a material error in the information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Servicer shall provide corrected static pool information to the Purchaser in the same format in which static pool information was previously provided to such party by the Servicer.

            Section 15.04 Servicer Compliance Statement.
            On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

            Section 15.05 Report on Assessment of Compliance and Attestation.
      (a) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

            (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 18 hereto delivered to the Purchaser concurrently with the execution of this Agreement;

            (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 15.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and
      (b) of this Section; and

            (iv) if requested by the Purchaser or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 17.

            The Servicer acknowledges that the parties identified in clause
(a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above, unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

      (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 15.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 18 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 15.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 15.06.

            Section 15.06 Use of Subservicers and Subcontractors.
            The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

      (a) It shall not be necessary for the Servicer to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 15.02, 15.03(c) and (e), 15.04, 15.05 and 15.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 15.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 15.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 15.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 15.05 as and when required to be delivered.

      (b) It shall not be necessary for the Servicer to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 15.05 and 15.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 15.05, in each case as and when required to be delivered.

            Section 15.07 Indemnification; Remedies.
      (a) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); each Static Pool Party and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Article 15 by or on behalf of the Servicer, or provided in written or electronic form under this Article 15 by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

            (ii) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this
      Article 15, including any failure by the Servicer to identify pursuant to Section 15.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

            (iii) any breach by the Servicer of a representation or warranty set forth in Section 15.02(a) or in a writing furnished pursuant to
      Section 15.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 15.02(b) to the extent made as of a date subsequent to such closing date.

            In the case of any failure of performance described in clause
(a)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

      (b) (i) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, Static Pool Party static pool information, accountants' letter or other material when and as required under this Article 15, or any breach by the Servicer of a representation or warranty set forth in Section 15.02(a) or in a writing furnished pursuant to Section 15.02(g) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 15.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

            (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 15.04 or 15.05, including (except as provided below) any failure by the Servicer to identify pursuant to Section 15.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

                Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

            (iii) The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.



                       [SIGNATURES APPEAR ON NEXT PAGE]

            IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                    GOLDMAN SACHS MORTGAGE
                                       COMPANY
                                       (Purchaser)


                                    By:________________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                    SAXON MORTGAGE SERVICES, INC.
                                       (Servicer)


                                    By:________________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                                             Execution Version

                                   EXHIBIT 1

                                 TRIAL BALANCE





                                   Exh. 1-1

                                                             Execution Version

                                   EXHIBIT 2

                        CUSTODIAL ACCOUNT CERTIFICATION

                                                      _______ __, 200_

            The Servicer hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.06 of the Flow Servicing Rights Purchase and Servicing Agreement, dated as of December 19, 2005, Fixed and Adjustable Rate Mortgage Loans. The Custodial Account shall be a Special Deposit Account.

Title of Account: Saxon Mortgage Services, Inc. in trust for "Goldman Sachs
                  Mortgage Company, Fixed and Adjustable Rate Residential Mortgage Loans."

Account Number:   _____________________

Address of office or branch
of the Servicer at
which Account is maintained:  ______________________________

                                    SAXON MORTGAGE SERVICES, INC.
                                    Servicer



                                    By:__________________________
                                    Name:________________________
                                    Title:_______________________
                                    Date:________________________


                                   Exh. 2-1

                                                             Execution Version

                                   EXHIBIT 3

                      CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                      _______ __, 200_

To:   ___________________________
      ___________________________
      ___________________________
      (the "Depository")

            As Servicer under the Flow Servicing Rights Purchase and Servicing Agreement, dated as of December 19, 2005, Fixed and Adjustable Rate Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.06 of the Agreement, to be designated "Saxon Mortgage Services, Inc., as servicer, in trust for Goldman Sachs Mortgage Company" All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                    SAXON MORTGAGE SERVICES, INC.
                                       Servicer

                                    By:__________________________
                                    Name:________________________
                                    Title:_______________________
                                    Date:________________________




                                   Exh. 3-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The Custodial Account shall be a Special Deposit Account. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.


                                    _____________________________________
                                                  Depository

                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________
                                    Date:________________________________



                                   Exh. 3-2

                                                             Execution Version

                                   EXHIBIT 4

                         ESCROW ACCOUNT CERTIFICATION

                                                      _________ ___, 200_

            ________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.08 of the Flow Servicing Rights Purchase and Servicing Agreement, dated as of December 19, 2005, Fixed and Adjustable Rate Residential Mortgage Loans. The Escrow Account shall be a Special Deposit Account.

Title of Account: "Saxon Mortgage Services, Inc., in trust for Purchasers of
                  Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors."

Account Number:   ___________________

Address of office or branch
of the Servicer at
which Account is maintained:        _________________________

                                        _________________________

                                        _________________________

                                        _________________________


                                    SAXON MORTGAGE SERVICES, INC.

                                    Servicer

                                    By:__________________________

                                    Name:________________________

                                    Title:_______________________




                                   Exh. 4-1

                                                             Execution Version

                                   EXHIBIT 5

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                      _______ ___, 200_

To:   _____________________________

      _____________________________

      _____________________________
      (the "Depository")

            As Servicer under the Flow Servicing Rights Purchase and Servicing Agreement, dated as of December 19, 2005, Fixed and Adjustable Rate Residential Mortgage Loans (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.08 of the Agreement, to be designated as "Saxon Mortgage Services, Inc., in trust for the Purchasers of Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                    SAXON MORTGAGE SERVICES, INC.
                                    Servicer



                                    By:__________________________

                                    Name:________________________

                                    Title:_______________________

                                    Date:________________________


                                   Exh. 5-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The Escrow Account shall be a Special Deposit Account. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

                                    _____________________________
                                          Depository


                                    By:__________________________

                                    Name:________________________

                                    Title:_______________________

                                    Date:________________________




                                   Exh. 5-2

                                                             Execution Version

                                   EXHIBIT 6

           FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated ______________("Agreement"), among Goldman Sachs Mortgage Company
("Assignor"), GS Mortgage Securities Corp. ("Assignee") and Saxon Mortgage Services, Inc. (the "Company").

            For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment, Assumption and Conveyance

            The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans"), (b) solely insofar as it relates to the Mortgage Loans, that certain Mortgage Loan Purchase and Warranties Agreement, dated as of ___________ (the "Purchase Agreement"), between the Assignor, as purchaser (in such capacity, the "Purchaser"), and the Company, as seller, and
(c) solely insofar as it relates to the Mortgage Loans, that certain Interim Servicing Agreement, dated as of _______________ (the "Servicing Agreement"), by and between the Assignor and the Company. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Pooling Agreement (as defined below).

            The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement or the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement or (ii) the rights of the Purchaser under Section 13 and Section
14.01 of the Purchase Agreement.

            The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans, the Purchase Agreement and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans.

Recognition of the Company

            From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement and the Servicing Agreement (in each case, solely to the extent set forth herein) and this Agreement to _____________________, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the "Trustee"), of the __________________ (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of _________________ (the "Pooling Agreement"), among the Assignee, the Trustee and ____________________, as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer"). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Pooling Agreement, (ii) the Company shall look solely to the Trust (including the Trustee and the Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Purchase Agreement and the Servicing Agreement (solely insofar as they relate to the Mortgage Loans), (iii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section
6.03 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Section 9.03 of the Purchase Agreement, (iv) all references to the Purchaser or the Custodian under the Purchase Agreement and the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement or the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement or the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

Representations and Warranties of the Company

            The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

            The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

            The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement, the Purchase Agreement and the Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

            The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor; and

            There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement, the Purchase Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase Agreement or the Servicing Agreement, and the Company is solvent.

            Pursuant to Section 13 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Section
9.01 and 9.02 of the Purchase Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof; provided, however, that the representation and warranty set forth in Section 9.02(tt) of the Purchase Agreement shall have an exception for those Mortgage Loans identified on the Mortgage Loan Schedule as having a prepayment penalty term not in excess of five years.



Remedies for Breach of Representations and Warranties of the Company

            The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee and the Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the

Company set forth in Sections 3 and 4 hereof shall be as set forth in Section
9.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein); provided, however, that the Company agrees (i) that, within 60 days of the earlier of either discovery by, or notice to, the Company of any breach of the representation and warranty set forth in Section 9.02(ccc) of the Purchase Agreement, the Company shall repurchase such Mortgage Loan at the Repurchase Price (as defined in the Purchase Agreement), together with all expenses incurred by the Assignor, the Assignee and the Trust as a result of such repurchase and (ii) notwithstanding Section 9.03 of the Purchase Agreement, the Company shall have the right to substitute a Qualified Mortgage Loan for a Mortgage Loan as to which a breach of a representation and warranty under Section 9.02 of the Purchase Agreement shall have occurred so long as such substitution is effected by the second anniversary of the date of this Agreement. The Assignor and Assignee hereby acknowledge and agree to use their best efforts in enforcing the representation and warranty obligations of the Company.


Periodic Filings

            Pursuant to Section 13 of the Purchase Agreement, the Company agrees to deliver a Sarbanes-Oxley certification in the form attached hereto as Exhibit B for the benefit of the Assignee, the Servicer and the Trustee and their respective officers, directors and affiliates. Such certification shall be delivered by March 15, 2005 to the Assignee, the Servicer and the Trustee. The Company shall indemnify and hold harmless the Assignee, the Servicer and the Trustee and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Company's obligations under this
Section 6, or the Company's negligence, bad faith, willful misconduct or material misstatements or omissions in connection therewith. If the indemnification provided for herein is unavailable of insufficient to hold harmless the indemnified party, then the Company agrees that it shall contribute to the amount paid or payable by the Assignee, the Servicer and/or the Trustee (and their respective officers, directors and affiliates) as a result of the losses, claims, damage or liabilities of the Assignee, the Servicer and/or the Trustee in such proportion as is appropriate to reflect the relative fault of the Assignee, the Servicer or the Trustee, as the case may be, on the one hand, and the Company on the other in connection with a breach of the Company's obligation under this Section 6 or the Company's negligence, bad faith, willful misconduct or material misstatements or omissions in connection therewith.

Representations and Warranties of the Assignor

            The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

            The Assignor is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note. The Mortgage Loan is not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loan;

            The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

            With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loan, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

            With respect to the Mortgage Loans, none of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

Remedies for Breach of Representations and Warranties of the Assignor

            The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 7 hereof that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within 60 days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 2.07 of the Pooling Agreement with respect to the Assignee's obligations to provide certain representations and warranties for the Mortgage Loans.

Miscellaneous

            This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

            This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

            Each of this Agreement, the Purchase Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement and the Servicing Agreement.

            This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

            In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

            Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement or the Servicing Agreement, as applicable.

                           [SIGNATURE PAGE FOLLOWS]
                           ------------------------

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                      GS MORTGAGE SECURITIES CORP.



                                      By:  ___________________________________
                                      Name:  _________________________________
                                      Title:  ________________________________


                                      GOLDMAN SACHS MORTGAGE COMPANY,
                                      a New York limited partnership



                                      By: GOLDMAN SACHS REAL ESTATE FUNDING
                                          CORP., a New York corporation, as
                                          General Partner



                                      By:  ___________________________________
                                      Name:  _________________________________
                                      Title:  ________________________________


                                      SAXON MORTGAGE SERVICES, INC.



                                      By:  ___________________________________
                                      Name:  _________________________________
                                      Title:  ________________________________

              EXHIBIT A TO ASSIGNMENT AND RECOGNITION AGREEMENT
              -------------------------------------------------

                            Mortgage Loan Schedule

                                   EXHIBIT B

FORM OF COMPANY CERTIFICATION TO BE PROVIDED TO ASSIGNEE, SERVICER AND TRUSTEE

I, [identify the certifying individual], certify to GS Mortgage Securities Corp. (the "Assignee"), _____________________ (the "Servicer") and
_______________________________________ (the "Trustee"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. The servicing information required to be provided to the Servicer or the Trustee by [___________] (the "Company") under the Flow Servicing Rights Purchase and Servicing Agreement, dated as of December 19, 2005 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company (the "Assignor") and the Company, for the period from January 1, 200__ to the applicable Transfer Dates (as defined in the Servicing Agreement) has been so provided;

2. I am responsible for reviewing the activities performed by the Company under the Servicing Agreement and based upon my knowledge and the annual compliance review required under the Servicing Agreement, and except as disclosed in the annual compliance statement required to be delivered to the Assignee, Servicer and Trustee in accordance with the terms of the Servicing Agreement (which has been so delivered to the Servicer or the Trustee), the Company has fulfilled its obligations under the Servicing Agreement; and

3. All significant deficiencies relating to the Company's compliance with the minimum servicing standards for purposes of the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Servicing Agreement, have been disclosed to such accountant and are included in such report.


COMPANY


Date: _________________________

_______________________________
[Signature]
[Title]


                                   Exh. 7-1

                                   EXHIBIT 7

                         FORM OF OFFICER'S CERTIFICATE

            I, ____________________, hereby certify that I am the duly elected [Vice] President of Saxon Mortgage Services, Inc., a corporation organized under the laws of Texas (the "Servicer") and further as follows:

            1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the charter of the Servicer which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

            2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification.

            3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Servicer issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

            4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Servicer authorizing the Servicer to execute and deliver the Flow Servicing Rights Purchase and Servicing Agreement, dated as of December 19, 2005, among the Servicer, and Goldman Sachs Mortgage Company (the "Purchaser"), (the "Flow Servicing Rights Purchase and Servicing Agreement") and such resolutions are in effect on the date hereof.

            5. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Servicer, signed (a) the Flow Servicing Rights Purchase and Servicing Agreement, and (b) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Servicer, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

                                   Exh. 7-2

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:____________________________     By:_________________________________
                                       Name:_______________________________
[Seal]                                 Title: [Vice] President


            I, ________________________, an [Assistant] Secretary of Servicer, hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.



            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:____________________________     By:_________________________________
                                       Name:_______________________________
[Seal]                                 Title: [Assistant] Secretary



                                   Exh. 7-3

                                 EXHIBIT 5 to
                        Company's Officer's Certificate


NAME                         TITLE                      SIGNATURE
----                         -----                      ---------

------------------------     -----------------------    ------------------------

------------------------     -----------------------    ------------------------

------------------------     -----------------------    ------------------------

------------------------     -----------------------    ------------------------

------------------------     -----------------------    ------------------------

------------------------     -----------------------    ------------------------



                                   Exh. 7-4

                                   EXHIBIT 8

                            MORTGAGE LOAN DOCUMENTS

            The following documents shall constitute the Mortgage Loan Documents with respect to each Mortgage Loan:

            (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Purchaser that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

            (b) the original of any guarantee executed in connection with the Mortgage Note;

            (c) the original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the Purchaser cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Transfer Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Purchaser (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Purchaser; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

            (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

            (e) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser as provided in this Agreement. If the Assignment


                                   Exh. 8-1
      of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser or as directed by the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Purchaser while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

            (f) the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Originator to the Last Endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officers Certificate of the Purchaser (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

            (g) The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company (provided, that the original mortgagee policy of title insurance shall be added when available);

            (h) original powers of attorney, if applicable, or, if in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original power of attorney with evidence of recording thereon, if applicable, on or prior to the related Transfer Date because of a delay caused by the public recording office, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such power of attorney, together with an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such power of attorney has been dispatched to the appropriate public recording office for recordation and that the original recorded power of attorney or a copy of such power of attorney certified by such public recording office to be a true and complete copy of the original recorded power of attorney will be promptly delivered to the Custodian upon receipt thereof by the Seller; and



                                   Exh. 8-2

            (i) security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

            The following documents, together with the Mortgage Loan Documents, shall constitute the Mortgage File with respect to each Mortgage
Loan:

            (a) The original hazard insurance policy and, if required by law, flood insurance policy.

            (b) Residential loan application.

            (c) Mortgage Loan closing statement.

            (d) Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

            (e) Verification of acceptable evidence of source and amount of downpayment.

            (f) Credit report on the Mortgagor.

            (g) Residential appraisal report, if available.

            (h) Photograph of the Mortgaged Property.

            (i) Survey of the Mortgaged Property, if any.

            (j) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

            (k) All required disclosure statements.

            (l) If available, termite report, structural engineer's report, water potability and septic certification.

            (m) Sales contract, if applicable.

            (n) Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

            (o) Amortization schedule, if applicable.


                                   Exh. 8-3

                                   EXHIBIT 9

                       FORM OF ACKNOWLEDGMENT AGREEMENT

      THIS ACKNOWLEDGMENT AGREEMENT ("Acknowledgement Agreement") entered into as of the Transfer Date set forth below by and among GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (the "Purchaser"), SAXON MORTGAGE SERVICES, INC. a [TYPE OF ENTITY] (the "Servicer"), provides as follows:

      A. Purchase Agreement. Reference is made to the Flow Servicing Rights Purchase and Servicing Agreement dated as of December 19, 2005 (the "Servicing Rights Purchase Agreement"), which terms are expressly incorporated herein. All terms and conditions of this transaction shall be governed by the Servicing Rights Purchase Agreement and this Acknowledgment Agreement; provided, however, that in the event the terms of the Servicing Rights Purchase Agreement are inconsistent with the terms of this Acknowledgment Agreement, this Acknowledgment Agreement shall control.

      B. Defined Terms. The following terms as used in the Servicing Rights Purchase Agreement and this Acknowledgment Agreement shall have the meanings set forth below:

      1.    Transfer Date: [Date]

      2.    Custodian: [Custodian]

      3.    Custodial Agreement: Custodial Agreement, dated as of
            [____________], by and between the Seller and the Custodian.

      4. Mortgage Loans: The residential mortgage loans identified on the Mortgage Loan Schedule attached as Schedule I to this
            Acknowledgment Agreement.

      5. Purchase Price: The "Purchase Price" for the Servicing Rights related to the Mortgage Loans shall equal to the product of (i) [________]% and (ii) the unpaid principal balance of the Mortgage Loans as of the Transfer Date.

      6.    Servicing Transfer Date:  [___________]

      7.    Remittance Date: [_______] of each month

      C. Agreement to Sell the Servicing Rights. Subject to the terms and provisions of the Servicing Rights Purchase Agreement and this Acknowledgment Agreement, the Purchaser hereby sells, assigns, conveys and sets over to the Servicer as of the Transfer Date, without recourse, the Servicing Rights with respect to the Mortgage Loans. The Servicer hereby accepts the Servicing Rights and agrees to pay the Purchase Price for the Servicing Rights to the Purchaser.

      D. Acceptance of Servicing Responsibilities. The Servicer hereby designates the Servicer as the entity to perform all servicing responsibilities with respect to the Mortgage


                                   Exh. 9-1

Loans. The Servicer accepts such servicing responsibilities and agrees to service the Mortgage Loans in accordance with the Agreement.

      E. Payment Instructions. The Servicer will pay the Purchase Price to the Purchaser pursuant to the following wiring instructions:

            Beneficiary Bank:
            ABA Routing Number:
            Beneficiary Account Name:
            Account Number:


      F. Limited Effect. Provisions of the Servicing Rights Purchase Agreement not expressly amended hereby shall remain in full force and effect without change or modification. Nothing contained herein shall be deemed to waive any rights, remedies or privileges of the Servicer including, without limitation, the remedies accorded the Purchaser under Sections 8.01, 9.08, 9.09, and 13.13 of the Agreement

      G. Applicable Law. THIS ACKNOWLEDGMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

      H. Counterparts. This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

                  Remainder of Page Intentionally Left Blank



                                   Exh. 8-2

      IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the Transfer Date.

                                  PURCHASER:

                                  GOLDMAN SACHS MORTGAGE COMPANY

                                  By:___________________________

                                  Name:_________________________

                                  Title:________________________





                                  SERVICER

                                  SAXON MORTGAGE SERVICES, INC.

                                  By:___________________________

                                  Name:_________________________

                                  Title:________________________



                                   Exh. 11-1

                                  EXHIBIT 10

                            REPORTING REQUIREMENTS


                                                         GS Data Dictionary
____________________________________________________________________________________________________________________________________
Information
Type             Field Name                        Description                                                              Example
------------------------------------------------------------------------------------------------------------------------------------
Static
Information
------------------------------------------------------------------------------------------------------------------------------------
                 Loan Number                       Loan Number currently being used to service this loan.                 123456789
------------------------------------------------------------------------------------------------------------------------------------
                                                   Prior Loan Number (if any).  If servicing has
                                                   transferred this should contain the Loan Number used
                 Prior Loan Number                 by the previous servicer.                                              987654321
------------------------------------------------------------------------------------------------------------------------------------
                                                   Custodian ID used to file documents.  This can be the
                                                   custodian's only id or a category used to arrange
                 Custodian File Number             documents into proper pools.                                              1de457
------------------------------------------------------------------------------------------------------------------------------------
                                                   Custodian secondary ID used to file documents.  Often
                                                   this is used in conjunction with Custodian File
                 Custodian Loan Number             Number to uniquely identify loans.                                       365wer5
------------------------------------------------------------------------------------------------------------------------------------
                 Min Mers #                        Mers Certificate Number                                                        Y
------------------------------------------------------------------------------------------------------------------------------------
                 GS Loan Number                    The Loan number that Goldman Sachs assigns to the loan               Leave Blank
------------------------------------------------------------------------------------------------------------------------------------
                 Origination Date                  Origination Date shown on loan documents.                             12/25/2004
------------------------------------------------------------------------------------------------------------------------------------
                 Originator                        The name of the company that originated the loan                     Wells Fargo
------------------------------------------------------------------------------------------------------------------------------------
                 Origination Source                Broker, etc.                                                              Broker
------------------------------------------------------------------------------------------------------------------------------------
                 Loan Purchase Date                The date that Goldman purchased the loan                              11/25/2004
------------------------------------------------------------------------------------------------------------------------------------
                 HOEPA Status                      Y\N
------------------------------------------------------------------------------------------------------------------------------------
                 Type of Ownership                 like fee simple, lease-hold                                           Lease-Hold
------------------------------------------------------------------------------------------------------------------------------------
                 Documentation Type                Full, Alt, No Ration, None, SISA,NINA                                       Full
------------------------------------------------------------------------------------------------------------------------------------
                 Income Verification Flag          Was the Borrower's income verified or stated                                   Y
------------------------------------------------------------------------------------------------------------------------------------
                 Asset Verification                Were the Borrower's Assets verified                                            Y
------------------------------------------------------------------------------------------------------------------------------------
                 Employment Verification           Was the Borrower's employment verified                                         Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal used to identify the original purpose of
                                                   the loan. ( case-out refi, refi, purchase,
                 Purpose of Loan                   construction, etc)                                                      Purchase
------------------------------------------------------------------------------------------------------------------------------------
                 Cash-out Amount                   The Amount that the borrower removed from the loan                         10000
------------------------------------------------------------------------------------------------------------------------------------
                                                   Front End Ratio at time of application.  Mortgage
                 Front Debt To Income Ratio        debt to borrower income.                                                   56.23
------------------------------------------------------------------------------------------------------------------------------------
                                                   Back End Ratio at time of application.  Total debt to
                 Debt To Income Ratio              borrower                                                                   68.25
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-1

------------------------------------------------------------------------------------------------------------------------------------
                                                   income.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Generic category code used internally to describe
------------------------------------------------------------------------------------------------------------------------------------
                 Product Type                      loan type                                                                    6MO
------------------------------------------------------------------------------------------------------------------------------------
                 Product Description               Generic category description                                    6 month arm - IO
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal to identify the loan type. (Conventional
                 Loan Type                         [w/] PMI , Jumbo, FHA, VA, etc)                               Conventional - PMI
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal that identifies the type of property
                 Property Type                     securing the loan. ( 2 Family, PUD)                                          PUD
------------------------------------------------------------------------------------------------------------------------------------
                                                   Occupancy status at time of application. (2nd home,
                 Occupancy Type                    owner occupied, vacant, etc)                                                  OO
------------------------------------------------------------------------------------------------------------------------------------
                                                   The basis on which interest is calculated. ( arrears,
                 Interest Calculation Method       360, 365, advance, etc)                                                   30/360
------------------------------------------------------------------------------------------------------------------------------------
                                                   The term that the borrower can draw from the line of
                 Draw Term                         credit stated in months                                                      120
------------------------------------------------------------------------------------------------------------------------------------
                                                   Indicates if the loan may violate predatory lending
                 Section32 Flag                    laws (Y/N)                                                                     Y
------------------------------------------------------------------------------------------------------------------------------------
                 Property Address                  Property address, not billing address.                          123 Filmore Road
------------------------------------------------------------------------------------------------------------------------------------
                 Property City                     Property city.                                                           Toronto
------------------------------------------------------------------------------------------------------------------------------------
                 Property State                    Property state.                                                               NY
------------------------------------------------------------------------------------------------------------------------------------
                 Property Zip                      Property zip.                                                              10004
------------------------------------------------------------------------------------------------------------------------------------
                 Condo/PUD Project Name            Name of the development.                                           James Madison
------------------------------------------------------------------------------------------------------------------------------------
                                                   The number of units for the property (1,2,3,4)
                 Number of Units                   (should correspond to the property type)                                       2
------------------------------------------------------------------------------------------------------------------------------------
                 Year-Built                        Date property was built                                                     1978
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number used to identify the lien position in effect
                                                   at the time of application.  Example: 1, 2, 3, O
                 Lien Position                     (other)                                                                        1
------------------------------------------------------------------------------------------------------------------------------------
                                                   Original amount of loan granted to borrower.  In the
                                                   case of construction loans this should be the full
                                                   amount extended on which the monthly payments are
                 Original Balance                  based.                                                                 250000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                   Amount of senior lien outstanding when loan was
                 Original Senior Lien Amount       originated.                                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                   Amount of junior liens outstanding when loan was
                 Original Junior Lien Amount       originated                                                              32000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                   Original contractual interest rate for loan. (
                 Original Interest Rate            provide all decimal places)                                                8.515
------------------------------------------------------------------------------------------------------------------------------------
                 Original Scheduled P&I            Original Scheduled Principal and Interest payment                         564.12
------------------------------------------------------------------------------------------------------------------------------------
                                                   Original Scheduled Principal, Interest, Tax and
                 Original PITI                     Insurance payment                                                         725.12
------------------------------------------------------------------------------------------------------------------------------------
                                                   This is the contractual date when the first payment
                 First Payment Date                was to be                                                               2/1/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-2

------------------------------------------------------------------------------------------------------------------------------------
                                                   made.
------------------------------------------------------------------------------------------------------------------------------------
                                                   This is the contractual date when the last payment on
                                                   the loan is scheduled to be made.  For balloons it
                 Original Maturity Date            should be the balloon date.                                             1/1/2020
------------------------------------------------------------------------------------------------------------------------------------
                                                   The number of months from First Payment Date to
                 Original Term                     Original Maturity Date inclusive.                                            180
------------------------------------------------------------------------------------------------------------------------------------
                 Payment Frequency                 Monthly, bi-weekly, etc.                                                 monthly
------------------------------------------------------------------------------------------------------------------------------------
                                                   Original Amortization Term
                                                   of the loan in number of
                                                   months. For fully
                                                   amortizing loans would be
                                                   the same as Original Term.
                                                   For balloon loans this
                                                   would exceed Original Term.
                                                   For IO loans this would
                                                   have
                 Original Amortization Term        no value.                                                                    360
------------------------------------------------------------------------------------------------------------------------------------
                                                   Ratio representing the Original Loan Balance to the
                 Original Loan To Value Ratio      Original Appraised Value                                                   75.69
------------------------------------------------------------------------------------------------------------------------------------
                                                   For Junior liens, Ratio representing the sum of the
                 Original Combined Loan To         Original Loan Balance plus Original Senior Lien
                 Value Ratio                       Amount to the Original Appraised Value                                     85.23
------------------------------------------------------------------------------------------------------------------------------------
                 Original Appraised Value          Appraised value at time of application.                                   550562
------------------------------------------------------------------------------------------------------------------------------------
                 Original Appraisal Date           Date of the original Appraisal                                         12/1/2004
------------------------------------------------------------------------------------------------------------------------------------
                 Original Appraisal Firm           Name of the Appraisal firm                                      Union Appraisals
------------------------------------------------------------------------------------------------------------------------------------
                 Appraisal Form Type                                                                              Form 1040 U, 2005
------------------------------------------------------------------------------------------------------------------------------------
                 Appraisal Review Type                                                                           Desk Top, Drive By
------------------------------------------------------------------------------------------------------------------------------------
                 Original Purchase Price           Price paid for home.                                                      360000
------------------------------------------------------------------------------------------------------------------------------------
                 Purchase BPO                      BPO at the time of Purchase by GS.                                        580000
------------------------------------------------------------------------------------------------------------------------------------
                 Purchase BPO Date                 Date of the Purchase BPO                                               12/1/2004
------------------------------------------------------------------------------------------------------------------------------------
                 Original FICO score               Credit bureau score obtained at application.                                 654
------------------------------------------------------------------------------------------------------------------------------------
                 Credit Score Company                                                                                      Experian
------------------------------------------------------------------------------------------------------------------------------------
                 Original Credit Grade                                                                                           B+
------------------------------------------------------------------------------------------------------------------------------------
                 First Time Borrower Flag                                                                                         N
------------------------------------------------------------------------------------------------------------------------------------
                 Flood Insurance Indicator         Does the property have flood insurance                                         Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/Flag to determine if loan was originated with a
                 Prepayment Flag                   prepayment penalty. (Y / N)                                                    Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal to identify characteristics of penalty.        6 Months Interest on
                 Prepayment Penalty Type           Example:  6 MO INT ON 80% OBAL, 5/4/3/2/1, 3%.                               80%
------------------------------------------------------------------------------------------------------------------------------------
                 Prepayment Term                   Original number of months that penalty was imposed.                           24
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal to identify loans where negative
                                                   amortization is allowed.  Example: Y=neg am allowed,
                 Negative Amortization Flag        N=no neg am allowed.                                                           Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   Maximum percentage of original balance that a loan
                 Negam Percent Cap                 may negatively amortize by.  (25%, etc.)                                      25
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-3

------------------------------------------------------------------------------------------------------------------------------------
                                                   negatively amortize by.  (25%, etc.)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Name or code for company providing private mortgage
                 MI Provider                       insurance.                                                                Radian
------------------------------------------------------------------------------------------------------------------------------------
                 MI Coverage Percentage            Percentage of insurance provided by PMI agreement.                            12
------------------------------------------------------------------------------------------------------------------------------------
                 MI Certificate ID                 Unique ID to identify PMI insurance certificate.                         5829471
------------------------------------------------------------------------------------------------------------------------------------
                 Lender Paid Insurance Flag        Indicates if Lender pays PMI Insurance                                         Y
------------------------------------------------------------------------------------------------------------------------------------
                 Lender Paid Insurance Fee         stated in percent                                                           0.25
------------------------------------------------------------------------------------------------------------------------------------
                 Assumable Flag                    Indicates if loan is assumable                                                 Y
------------------------------------------------------------------------------------------------------------------------------------
                 Buydown Flag                      Indicates if the loan has a buydown option (Y/N)                               Y
------------------------------------------------------------------------------------------------------------------------------------
                 Balloon Term                      Number of months to Balloon Date                                             180
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal to identify balloon loans.  Example: Y,
                 Balloon Flag                      N.                                                                             Y
------------------------------------------------------------------------------------------------------------------------------------
IO Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                   Indicates the term in months of the interest only
                 IO Term                           period                                                                        24
------------------------------------------------------------------------------------------------------------------------------------
                                                   Indicates if the loan is an interest only loan for a
                 IO Flag                           period of the loan                                                             Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   Flag to identify loans where interest is due is
                                                   calculated based on the date that each payment is
                 Daily Simple Interest Flag        actually received.                                                             Y
------------------------------------------------------------------------------------------------------------------------------------
Convertible
Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                   Indicates that the borrower is allowed to convert an
                 Convertible Flag                  ARM mortgage to a Fixed Rate mortgage                                          Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   The specified period at which a borrower can choose
                 Convertible Term                  to exercise convertible rights                                                24
------------------------------------------------------------------------------------------------------------------------------------
                 Conversion Expiration Date        Expiration date of conversion provisions                              12/25/2006
------------------------------------------------------------------------------------------------------------------------------------
                 Conversion Fee                    Fee for converting loan from ARM to Fixed
------------------------------------------------------------------------------------------------------------------------------------
                 Conversion Formula
------------------------------------------------------------------------------------------------------------------------------------
                                                   The period designated for lookback calculation stated
                 Convert Lookback                  in days.                                                                      45
------------------------------------------------------------------------------------------------------------------------------------
                 Convert Index                     Index used for the conversion
------------------------------------------------------------------------------------------------------------------------------------
                 Convert Margin
------------------------------------------------------------------------------------------------------------------------------------
                 Convert Cap Down
------------------------------------------------------------------------------------------------------------------------------------
                 Convert Cap Up
------------------------------------------------------------------------------------------------------------------------------------
                 Convert Lifetime Cap Down
------------------------------------------------------------------------------------------------------------------------------------
                 Convert Lifetime Cap Up
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-4

------------------------------------------------------------------------------------------------------------------------------------
                 Convert Max PI CAP ( Up )
------------------------------------------------------------------------------------------------------------------------------------
                 Convert Max PI CAP ( Down )
------------------------------------------------------------------------------------------------------------------------------------
ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                   A 'Y' or 'N' to indicate if a loan is an Adjustable
                 ARM Flag                          rate mortgage                                                                  Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal used to identify the specific underlying
                                                   index that adjustable rate loans will reset from.  (6
                 Arm Index Description             Months Libor, 1 Yr CMT, etc)                                                 6ML
------------------------------------------------------------------------------------------------------------------------------------
                                                   The spread above the index value that a new rate on
                                                   adjustable rate loans will be set to; subject to caps
                 Margin                            and rounding. (stated in percent)                                           3.65
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal used to identify the method to be used
                                                   when computing new rate on adjustable rate loans.
                 ARM Rounding Feature              (stated in percent)                                                        0.125
------------------------------------------------------------------------------------------------------------------------------------
                                                   The actual number of days prior to the Next Rate
                                                   Reset Date that the underlying index will be
                                                   referenced for determining new rate on adjustable
                 Lookback Days                     rate loans. Examples: 45, 30, 0.                                              45
------------------------------------------------------------------------------------------------------------------------------------
                                                   The first date that any payment reset was/is
                                                   scheduled to occur.  Typically is one month after
                 First Payment Reset Date          First Rate Reset Date.                                                  3/1/2007
------------------------------------------------------------------------------------------------------------------------------------
                                                   The first date that any rate reset was/is scheduled
                                                   to occur.  Typically is one month prior to First
                 First Rate Reset Date             Payment Reset Date.                                                     2/1/2007
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of payments to be made prior to the first rate
                                                   reset.  For a typical 5/1 ARM, this would contain the
                 Initial Rate Reset Period         value 60.                                                                     60
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of payments to be made between rate changes
                                                   following the initial rate reset period.  For a
                 Rate Reset Period                 typical 5/1 ARM this would contain the value 12.                              12
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of payments to be made prior to the first
                                                   payment reset.  For a typical 5/1 ARM, this would
                                                   contain the value 60.  For non hybrid loans this
                 Initial Payment Reset Period      would equal the Payment Reset Period.                                         60
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of payments to be made between payment changes
                                                   following the Initial Payment Reset Period.  For a
                 Payment Reset Period              typical 5/1 ARM this would contain the value 12.                              12
------------------------------------------------------------------------------------------------------------------------------------
                 Initial Rate Adjustment Cap       Maximum rate change allowed on First Rate Reset Date.                          3
------------------------------------------------------------------------------------------------------------------------------------
                 First Cap Adjustment Down                                                                                        0
------------------------------------------------------------------------------------------------------------------------------------
                                                   Maximum rate increase allowed subsequent to First
                 Rate Adjustment Cap               Rate Reset Date.                                                               1
------------------------------------------------------------------------------------------------------------------------------------
                                                   Maximum rate decrease allowed subsequent to First
                 Periodic Floor                    Rate Reset                                                                     0
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-5

------------------------------------------------------------------------------------------------------------------------------------
                                                   Date.
------------------------------------------------------------------------------------------------------------------------------------
                                                   The maximum amount the rate is allowed to increase by
                 Lifetime Caps                     over the life of the loan.                                                     6
------------------------------------------------------------------------------------------------------------------------------------
                                                   The minimum amount the rate is allowed to increase by
                 Lifetime Floor                    over the life of the loan.                                                     0
------------------------------------------------------------------------------------------------------------------------------------
                 Max Rate                          The absolute maximum rate allowed for the loan.                            11.65
------------------------------------------------------------------------------------------------------------------------------------
                 Min Rate                          The absolute minimum rate allowed for the loan.                             3.65
------------------------------------------------------------------------------------------------------------------------------------
                                                   Periodic Cap for monthly principal & interest payment
                 Payment Cap                       increase.  Example 7.5%.                                                     6.5
------------------------------------------------------------------------------------------------------------------------------------
General
Information
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Name Last Name           Borrower's Last Name                                                         Doe
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Name First Name          Borrower's First Name                                                        Joe
------------------------------------------------------------------------------------------------------------------------------------
                 CoBorrower Name Last Name         Co-Borrower's Last Name                                                      Doe
------------------------------------------------------------------------------------------------------------------------------------
                 CoBorrower Name First Name        Co-Borrower's First Name                                                    Jane
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Social Security
                 Number/TIN                        Eleven character ID. Example: 111-22-3333.                           123-45-6789
------------------------------------------------------------------------------------------------------------------------------------
                 CoBorrower Social Security
                 Number/TIN                        Eleven character ID. Example: 111-22-3333.                           987-65-4321
------------------------------------------------------------------------------------------------------------------------------------
                 Self Employment Flag                                                                                             Y
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Age                                                                                                    52
------------------------------------------------------------------------------------------------------------------------------------
                 Co-Age                                                                                                          56
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Race
------------------------------------------------------------------------------------------------------------------------------------
                 Co-Race
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Gender                                                                                               Male
------------------------------------------------------------------------------------------------------------------------------------
                 Co-Gender                                                                                                   Female
------------------------------------------------------------------------------------------------------------------------------------
                 Income                                                                                                      182564
------------------------------------------------------------------------------------------------------------------------------------
                 Co-Income                                                                                                   256453
------------------------------------------------------------------------------------------------------------------------------------
                 Co_credit Score                                                                                                841
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Ethnicity
------------------------------------------------------------------------------------------------------------------------------------
                 Co-Ethnicity
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-6

------------------------------------------------------------------------------------------------------------------------------------
Information
Type             Field Name                        Description                                                              Example
------------------------------------------------------------------------------------------------------------------------------------
Servicer Monthly Updated Information
------------------------------------------------------------------------------------------------------------------------------------
                 Loan Number                       Loan Number currently being used to service this loan.                 123456789
------------------------------------------------------------------------------------------------------------------------------------
                                                   This is the servicer assigned number for reporting
                 Investor Number                   purposes.                                                                    691
------------------------------------------------------------------------------------------------------------------------------------
                                                   This is the servicer assigned category for reporting
                 Investor Category                 purposes.                                                                      2
------------------------------------------------------------------------------------------------------------------------------------
                 As of Date                        As of Date of data being provided
------------------------------------------------------------------------------------------------------------------------------------
                                                   Indicates whether the loan
                                                   is serviced on an actual or
                                                   scheduled basis.
                 Servicing Method                  (act/act,act/sched,sched/act,sched/sched)                          (sched/sched)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Indicates if ABS or MBS method for reporting
                 Delinquency Convention            delinquencies is used.                                                       MBS
------------------------------------------------------------------------------------------------------------------------------------
                                                   Beginning scheduled loan balance. If the loan is
                 Beginning Scheduled Balance       serviced on a scheduled balance basis
------------------------------------------------------------------------------------------------------------------------------------
                                                   Ending scheduled loan balance. If the loan is
                 Ending Scheduled Balance          serviced on a scheduled balance basis
------------------------------------------------------------------------------------------------------------------------------------
                                                   Actual balance at the beginning of the period.
                                                   This is most likely last period's ending balance
                 Beginning Actual Balance          carried forward
------------------------------------------------------------------------------------------------------------------------------------
                 Ending Actual Balance             Ending actual principal balance outstanding
------------------------------------------------------------------------------------------------------------------------------------
                 Accrued Interest                  Total Accrued Interest on loan.
------------------------------------------------------------------------------------------------------------------------------------
                                                   This is the actual date when the last payment on the
                                                   loan is scheduled to be made.  For balloons it should
                                                   be the balloon date.  For modified loans it should be
                 Current Maturity Date             the modified maturity date.                                             1/1/2020
------------------------------------------------------------------------------------------------------------------------------------
                                                   Current scheduled Principal, Interest, Tax and
                 Current Scheduled PITI            Insurance payment
------------------------------------------------------------------------------------------------------------------------------------
                                                   Current scheduled amount of monthly Principal and
                 Current Scheduled PI              Interest
------------------------------------------------------------------------------------------------------------------------------------
                                                   Interest Rate in effect for currently outstanding
                 Current Interest Rate             payment.                                                                    8.55
------------------------------------------------------------------------------------------------------------------------------------
                                                   The current rate exclusive of LPMI, servicing and
                 Current Net Interest Rate         other fees.                                                                 7.55
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-7

------------------------------------------------------------------------------------------------------------------------------------
                                                   Number used to identify the lien position in effect
                                                   at the time of application.  Example: 1, 2, 3, O
                 Lien Position                     (other)                                                                        1
------------------------------------------------------------------------------------------------------------------------------------
                 Senior Lien Amount                Most recently recorded senior lien amount.                                     0
------------------------------------------------------------------------------------------------------------------------------------
                 Remaining Term                    The Remaining Term of the loan                                               179
------------------------------------------------------------------------------------------------------------------------------------
                 Scheduled Due Date                Scheduled payment date.                                                 2/1/2005
------------------------------------------------------------------------------------------------------------------------------------
                 Next Due Date                     Date next payment is due.                                               2/1/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date interest is paid to.  Typically for 30/360 loans
                 Interest Paid To Date             it is one month prior to Next Due Date.                                 1/1/2005
------------------------------------------------------------------------------------------------------------------------------------
                 Last Payment Date                 Date last payment was made.                                             1/1/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal used to identify loan status. Provide
                                                   enumerations worksheet if applicable. EX: Current,
                 Status of Loan                    Foreclosure, Bankruptcy, REO, etc.                                   Foreclosure
------------------------------------------------------------------------------------------------------------------------------------
                                                   12 character string representing the timing of
                                                   payments received on a rolling 12 month basis.
                                                   String should begin with January and end with
                 12 Month Pay String               December.
------------------------------------------------------------------------------------------------------------------------------------
                 Last Modification Date            Date that loan was last modified.
------------------------------------------------------------------------------------------------------------------------------------
                 Extensions Granted                Number of extensions granted, life of loan
------------------------------------------------------------------------------------------------------------------------------------
                 Total Extension Months            Number of months loan has been extended in total.
------------------------------------------------------------------------------------------------------------------------------------
                 Recent Property Valuation         Most recent appraised value or BPO value.
------------------------------------------------------------------------------------------------------------------------------------
                 Recent Property Valuation Date    Date of most recent valuation.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Identify method used to obtain new valuation.
                 Valuation Method                  Provide enumerations worksheet if applicable.
------------------------------------------------------------------------------------------------------------------------------------
                 Valuation Firm                    Name of the Firm who appraised the property
------------------------------------------------------------------------------------------------------------------------------------
                 Current FICO                      Current FICO score.
------------------------------------------------------------------------------------------------------------------------------------
                 FICO Date                         Current FICO Date.
------------------------------------------------------------------------------------------------------------------------------------
                 Servicing Fee Percentage          The fee rate to service the loan
------------------------------------------------------------------------------------------------------------------------------------
                                                   The actual service fee for the loan for the given
                 Servicing Fee Payment             month
------------------------------------------------------------------------------------------------------------------------------------
                 Total Monthly Payment             Total cash received from borrower.
------------------------------------------------------------------------------------------------------------------------------------
                 Total Monthly Payment Principal   Cash applied to principal.
------------------------------------------------------------------------------------------------------------------------------------
                 Total Monthly Payment Interest    Cash applied to interest.
------------------------------------------------------------------------------------------------------------------------------------
                 Total Monthly Payment
                 Ancillary Fees                    Cash applied to fees.
------------------------------------------------------------------------------------------------------------------------------------
                 Total Monthly Prepayment Amount   Total principal curtailment
------------------------------------------------------------------------------------------------------------------------------------
                 Interest Adjustment               Adjustments made to a previous month's interest
------------------------------------------------------------------------------------------------------------------------------------
                 Principal Adjustment              Adjustments made to a previous month's principal
------------------------------------------------------------------------------------------------------------------------------------
                 Negative Amortization Amount
                 (Monthly)                         The monthly negative amortization amount
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-8

------------------------------------------------------------------------------------------------------------------------------------
                 Negative Amortization Amount
                 (Total)                           The negative amornization amount up-to-date
------------------------------------------------------------------------------------------------------------------------------------
Advances
------------------------------------------------------------------------------------------------------------------------------------
                                                   Current balance of escrow account (borrower's
                 Escrow Balance                    positive funds)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Net escrow advances made or recovered by servicer.
                 Monthly Escrow Advances           Positive value denotes payments made by servicer.
------------------------------------------------------------------------------------------------------------------------------------
                 Escrow Advance Balance            Total outstanding escrow advance balance.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Net corporate advances made or recovered by servicer.
                 Monthly Corporate Advances        Positive value denotes payments made by servicer.
------------------------------------------------------------------------------------------------------------------------------------
                 Recoverable Corporate Advance     Recoverable corporate advance balance where a +
                 Balance                           denotes a payment made by the servicer
------------------------------------------------------------------------------------------------------------------------------------
                 Non Recoverable Corporate         Balance of Corporate Advances made that are not
                 Advance Balance                   recoverable from the borrower
------------------------------------------------------------------------------------------------------------------------------------
                 Total Corporate Advance Balance   Total outstanding Corporate Advance Balance
------------------------------------------------------------------------------------------------------------------------------------
                 Monthly Principal Advances        Amount of principal advanced in current month
------------------------------------------------------------------------------------------------------------------------------------
                 Principal Advance Balance         Total outstanding principal advances made by servicer.
------------------------------------------------------------------------------------------------------------------------------------
                 Monthly Interest Advances         Amount of interest advanced in current month
------------------------------------------------------------------------------------------------------------------------------------
                 Interest Advance Balance          Total outstanding interest advances made by servicer.
------------------------------------------------------------------------------------------------------------------------------------
                 Suspense Account Balance          Total suspense account balance
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code indicating loan has been placed in a stop
                 Stop Advance Flag                 advance status.  Example: Y=Stop Advance.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date loan was initially placed on a stop advance
                 Stop Advance Start Date           status.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Amount of principal and interest advances recovered
                 Stop Advance Recovered            at stop date.
------------------------------------------------------------------------------------------------------------------------------------
                 Stop Advance Reversal Date        Date stop advance status was reversed.
------------------------------------------------------------------------------------------------------------------------------------
                 Stop Advance Reversal Amount      Amount of advances reversed.
------------------------------------------------------------------------------------------------------------------------------------
Flood / Hazard / Other Insurance
------------------------------------------------------------------------------------------------------------------------------------
                 Hazard Insurance Carrier
------------------------------------------------------------------------------------------------------------------------------------
                 Hazard Insurance Amount
------------------------------------------------------------------------------------------------------------------------------------
                 Hazard Expiration Date
------------------------------------------------------------------------------------------------------------------------------------
                 Force-Placed Hazard Insurance                                                                                  Y/N
------------------------------------------------------------------------------------------------------------------------------------
                 Flood Insurance Carrier
------------------------------------------------------------------------------------------------------------------------------------
                 Flood Insurance Amount
------------------------------------------------------------------------------------------------------------------------------------
                 Flood Insurance Date
------------------------------------------------------------------------------------------------------------------------------------
                 Force-Placed Flood Insurance                                                                                   Y/N
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-9

------------------------------------------------------------------------------------------------------------------------------------
                 Flood Zone                        FEMA zones (Zone A, Zone B, etc.)
------------------------------------------------------------------------------------------------------------------------------------
                 Other Insurance                   Provide enumerations. Ex: Wind, earthquake, etc.
------------------------------------------------------------------------------------------------------------------------------------
Default
------------------------------------------------------------------------------------------------------------------------------------
                 Last Contact Date                 Date of Servicer's last contact with the borrower.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date of the Servicer's last attempt to contact the
                 Last Attempt Date                 borrower.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Serciver Code representing the Reason for Default.
                 Reason For Default                Provide Enumerations worksheet.
------------------------------------------------------------------------------------------------------------------------------------
                 In Demand Flag                    Code indicating demand letter has been sent.
------------------------------------------------------------------------------------------------------------------------------------
                 In Demand Start Date              Date demand letter was sent.
------------------------------------------------------------------------------------------------------------------------------------
                 In Demand End Date                Expiration of demand letter.
------------------------------------------------------------------------------------------------------------------------------------
                 Forbearance Flag                  Formal forbearance payment plan.                                             Y/N
------------------------------------------------------------------------------------------------------------------------------------
                 Payment Plan Flag                 Informal or verbal payment plan agreement                                    Y/N
------------------------------------------------------------------------------------------------------------------------------------
                 Forbearance Start Date            Date forbearance plan was initiated.
------------------------------------------------------------------------------------------------------------------------------------
                 Forbearance End Date              Date forbearance plan scheduled to be complete.
------------------------------------------------------------------------------------------------------------------------------------
                 Bankruptcy Flag                   Flag indicating loan is in bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
                 Bankruptcy Chapter                Chapter of bankruptcy (7, 11, 12, 13, OTH).
------------------------------------------------------------------------------------------------------------------------------------
                 Bankruptcy Start Date             Bankruptcy filing date.
------------------------------------------------------------------------------------------------------------------------------------
                 Bankruptcy Release Date           Dismissal / Discharge date
------------------------------------------------------------------------------------------------------------------------------------
                 Bankruptcy Release Type           Dismissal / Discharge / Motion for Relief
------------------------------------------------------------------------------------------------------------------------------------
                 Bankruptcy Post Petition Due      Payment due date of Bankruptcy payment plan, i.e. the
                 Date                              new due date.
------------------------------------------------------------------------------------------------------------------------------------
                 Motion for Relief Request Date    Motion for relief referral date.
------------------------------------------------------------------------------------------------------------------------------------
                 Motion for Relief Filing Date     Date motion for relief filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
                 Motion for Relief Hearing Date    Motion for Relief Hearing Date.
------------------------------------------------------------------------------------------------------------------------------------
                 Motion for Relief Granted Date    Motion for Relief Granted Date.
------------------------------------------------------------------------------------------------------------------------------------
                 Motion for Relief Denied Date     Date the motion was Denied (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                 Foreclosure Indicator Flag                                                                                     Y/N
------------------------------------------------------------------------------------------------------------------------------------
                 First Legal Date                  Date of first legal action taken on foreclosure.
------------------------------------------------------------------------------------------------------------------------------------
                 Foreclosure Start Date            Date of Referral to FC Attorney
------------------------------------------------------------------------------------------------------------------------------------
                 Foreclosure Estimated Sale Date   Projected date of foreclosure sale.
------------------------------------------------------------------------------------------------------------------------------------
                 Foreclosure Sale Date             Date of actual foreclosure sale.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Flag indicating that the loan is in foreclosure but
                 Foreclosure On Hold               on hold.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date indicating when the loan's foreclosure
                 Foreclosure Hold Start Date       proceedings were put on hold.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-10

------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of days an active foreclosure has been in BK
                 Bankruptcy Delays                 subsequent to its initial foreclosure start date.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of allowable days that a loan's
                                                   foreclosure proceedings have been on hold due to a
                                                   non cash delay (i.e. Title problem...) [again as per
                 Non - Cash Delays                 Fannie or Freddie time line]
------------------------------------------------------------------------------------------------------------------------------------
                 REO Start Date
------------------------------------------------------------------------------------------------------------------------------------
                 REO End Date                      Date property is sold.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Status while within REO. Provide enumerations
                                                   worksheet if applicable. Ex: Eviction, Redemption,
                 REO Sub Status                    PreMarket, Listed, Under Contract
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date when the servicer takes possession of the
                                                   property. Date we have full access to the property,
                 Possession Date                   eviction completed
------------------------------------------------------------------------------------------------------------------------------------
                 Eviction Start Date               Date that the REO enters "Eviction" sub status
------------------------------------------------------------------------------------------------------------------------------------
                 Eviction End Date                 Date eviction action closed
------------------------------------------------------------------------------------------------------------------------------------
                 Under Contract Date               Date that the REO enters "Under Contract" sub status
------------------------------------------------------------------------------------------------------------------------------------
                 Under Contract Price
------------------------------------------------------------------------------------------------------------------------------------
                 Estimated Closing Date            Servicer estimated closing date on loan
------------------------------------------------------------------------------------------------------------------------------------
                 Actual Closing Date               Actual closing date on loan.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Legal time period, determined by State, when
                                                   borrower can redeem their property. Property not
                                                   available for sale until redemption completed (no
                 Redemption End Date               beginning date, just an end date)
------------------------------------------------------------------------------------------------------------------------------------
                 Initial Listing Price             First listing price of property.
------------------------------------------------------------------------------------------------------------------------------------
                 Initial Listing Date              Date of the first listing price of property
------------------------------------------------------------------------------------------------------------------------------------
                 Current List Price                Most recent listing price of property.
------------------------------------------------------------------------------------------------------------------------------------
                 Current List Date                 Date of the most recent listing price of property.
------------------------------------------------------------------------------------------------------------------------------------
                 Original REO Value                Original REO target value
------------------------------------------------------------------------------------------------------------------------------------
                 Current REO Value                 Current REO target value
------------------------------------------------------------------------------------------------------------------------------------
FHA / VA
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date property has been placed into condition
                 Conveyance Condition Date         acceptable by HUD for title transfer
------------------------------------------------------------------------------------------------------------------------------------
                 FHA Case #                        FHA case number
------------------------------------------------------------------------------------------------------------------------------------
                 VA Loan Identification Number     VA loan identification number
------------------------------------------------------------------------------------------------------------------------------------
                 Debenture Rate                    HUD assigned debenture rate
------------------------------------------------------------------------------------------------------------------------------------
                 First Vacancy Date                Date property first became vacant
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-11

------------------------------------------------------------------------------------------------------------------------------------
                 FHA Default Date                  Dafault date as defined by FHA
------------------------------------------------------------------------------------------------------------------------------------
                 Date FHA Part A Filed             Date servicer files Part A  with HUD
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date Part A funds are received from HUD to the
                 Date FHA Part A Settlement Date   servicer
------------------------------------------------------------------------------------------------------------------------------------
                 Amount of Part A Funds Received   Amount of funds received from HUD to the servicer
------------------------------------------------------------------------------------------------------------------------------------
                 Date Deed Sent for Recording      Date servicer forwards the deed for recordation
------------------------------------------------------------------------------------------------------------------------------------
                 Title Approval date               Date title approved by HUD
------------------------------------------------------------------------------------------------------------------------------------
                 Date FHA Part B Filed             Date servicer files Part B with HUD
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date Part B funds are received from HUD to the
                 Date FHA Part B Settlement Date   servicer
------------------------------------------------------------------------------------------------------------------------------------
                 Amount of Part B Funds Received   Amount of funds received from HUD to the servicer
------------------------------------------------------------------------------------------------------------------------------------
                 Date VA Claim Filed               Date VA claim filed with VA
------------------------------------------------------------------------------------------------------------------------------------
                 Curtailment Amount 1              Amount of HUD or VA curtailment
------------------------------------------------------------------------------------------------------------------------------------
                 Curtailment Date 1                Date of HUD or VA curtailment
------------------------------------------------------------------------------------------------------------------------------------
                 Curtailment Adjusted Amount 1     Curtailment amount received from HUD or VA claim
------------------------------------------------------------------------------------------------------------------------------------
                 Curtailment Amount 2              Amount of HUD or VA curtailment 2nd curtailment
------------------------------------------------------------------------------------------------------------------------------------
                 Curtailment Date 2                Date of HUD or VA curtailment 2nd curtailment
------------------------------------------------------------------------------------------------------------------------------------
                                                   Curtailment amount received from HUD or VA claim 2nd
                 Curtailment Adjusted Amount 2     curtailment
------------------------------------------------------------------------------------------------------------------------------------
                 Curtailment Amount 3              Amount of HUD or VA curtailment 3rd curtailment
------------------------------------------------------------------------------------------------------------------------------------
                 Curtailment Date 3                Date of HUD or VA curtailment 3rd curtailment
------------------------------------------------------------------------------------------------------------------------------------
                                                   Curtailment amount received from HUD or VA claim 3rd
                 Curtailment Adjusted Amount 3     curtailment
------------------------------------------------------------------------------------------------------------------------------------
                 VA Cutoff Date                    Date of loan liquidation or date deed is recorded
------------------------------------------------------------------------------------------------------------------------------------
                                                   Amount of arrears placed into a partial claim in
                 Partial Claim Amount              order to bring the borrower current
------------------------------------------------------------------------------------------------------------------------------------
                                                   Date partial claim was completed or that the loan
                                                   is brought current as a result of the completed partial
                 Partial Claim Date                claim
------------------------------------------------------------------------------------------------------------------------------------
Termination
Information
------------------------------------------------------------------------------------------------------------------------------------
                 Liquidation Date
------------------------------------------------------------------------------------------------------------------------------------
                                                   Type of liquidation (charge-off, Third party sale,
                 Liquidation Type                  etc). Provide enumerations worksheet if applicable.
------------------------------------------------------------------------------------------------------------------------------------
                 Balance at Liquidation            Actual Principal balance at time of liquidation
------------------------------------------------------------------------------------------------------------------------------------
                 Gross Total Proceeds              Gross Total Proceeds.
------------------------------------------------------------------------------------------------------------------------------------
                 Net Total Proceeds                Gross total proceeds less expenses.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-12

------------------------------------------------------------------------------------------------------------------------------------
                 Principal Advanced at
                 Liquidation                       Total of principal advanced at time of liquidation.
------------------------------------------------------------------------------------------------------------------------------------
                 Interest Advanced at
                 Liquidation                       Total of interest advanced at time of liquidation.
------------------------------------------------------------------------------------------------------------------------------------
                 Corporate Advances at
                 Liquidation                       Corporate advance balance at time of liquidation.
------------------------------------------------------------------------------------------------------------------------------------
                 Escrow Advances at Liquidation    Escrow advance balance at time of liquidation.
------------------------------------------------------------------------------------------------------------------------------------
                 Principal Advances Recovered      The amount of the Principal balance recovered at
                 at Liquidation                    liquidation
------------------------------------------------------------------------------------------------------------------------------------
                 Interest Advances Recovered at    The amount of the Interest balance recovered at
                 Liquidation                       liquidation
------------------------------------------------------------------------------------------------------------------------------------
                 Corporate Advances Recovered      The amount of the Total Corporate Advance balance
                 at Liquidation                    recovered at liquidation
------------------------------------------------------------------------------------------------------------------------------------
                 Escrow Advances Recovered at      The amount of the Total Escrow Advance balance
                 Liquidation                       recovered at liquidation
------------------------------------------------------------------------------------------------------------------------------------
                 Commission                        The broker commission amount on liquidation
------------------------------------------------------------------------------------------------------------------------------------
                                                   The dollar amount of seller concessions upon
                 Seller Concession                 liquidation.
------------------------------------------------------------------------------------------------------------------------------------
                 Repairs                           Cost of Repairs to property
------------------------------------------------------------------------------------------------------------------------------------
                                                   Amount servicer withholds for future trailing
                 Servicer Hold Back Amount         expenses.
------------------------------------------------------------------------------------------------------------------------------------
                 Charge-off amount                 Loss amount.
------------------------------------------------------------------------------------------------------------------------------------
Paid in Full Loans
------------------------------------------------------------------------------------------------------------------------------------
                 Paid-Off Indicator                User defined
------------------------------------------------------------------------------------------------------------------------------------
                 Paid-Off Date
------------------------------------------------------------------------------------------------------------------------------------
                 Pre-Payment Penalty Flag                                                                                       Y/N
------------------------------------------------------------------------------------------------------------------------------------
                 Pre-Payment Penalty Collected     Dollar amount of penalty collected
------------------------------------------------------------------------------------------------------------------------------------
                 Balance at Termination            Actual Principal balance at time of termination.
------------------------------------------------------------------------------------------------------------------------------------
                 Principal Amount Collected
------------------------------------------------------------------------------------------------------------------------------------
                 Interest Amount Collected
------------------------------------------------------------------------------------------------------------------------------------
Receivables After Loss Insurance
------------------------------------------------------------------------------------------------------------------------------------
                 Hazard Insurance Claim Date       Date hazard claim filed.
------------------------------------------------------------------------------------------------------------------------------------
                 Hazard Insurance Claim Due Date   Date hazard claim due.
------------------------------------------------------------------------------------------------------------------------------------
                 Hazard Insurance Claim Amount     Amount of hazard claim.
------------------------------------------------------------------------------------------------------------------------------------
                 Hazard Insurance Claim Paid
                 Amount                            Amount of hazard claim paid to investor.
------------------------------------------------------------------------------------------------------------------------------------
                 MI Insurance Claim Date           Date MI claim filed.
------------------------------------------------------------------------------------------------------------------------------------
                 MI Insurance Claim Due Date       Date MI claim is due to be paid.
------------------------------------------------------------------------------------------------------------------------------------
                 MI Insurance Claim Amount         Expected MI proceeds.
------------------------------------------------------------------------------------------------------------------------------------
                 MI Insurance Claim Paid Amount    Actual MI proceeds received.
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-13

------------------------------------------------------------------------------------------------------------------------------------
Receivables After Loss Deficiency
------------------------------------------------------------------------------------------------------------------------------------
                 Potential Deficiency Judgment     Flag indicating loan is referred for deficiency
                 Flag                              collections.
------------------------------------------------------------------------------------------------------------------------------------
                 Potential Deficiency Amount       Deficiency balance reported to borrower/IRS.
------------------------------------------------------------------------------------------------------------------------------------
                 Deficiency Proceeds (this
                 period)                           Deficiency proceeds collected in current month.
------------------------------------------------------------------------------------------------------------------------------------
                 Net Deficiency Proceeds
                 (this period)
------------------------------------------------------------------------------------------------------------------------------------
                 Total Deficiency Proceeds (to
                 date)                             Deficiency proceeds collected to date.
------------------------------------------------------------------------------------------------------------------------------------
                 Total Net Deficiency Proceeds
                 (to date)
------------------------------------------------------------------------------------------------------------------------------------
                 Deficiency Vendor Expense         Deficiency vendor out of pocket expenses.
------------------------------------------------------------------------------------------------------------------------------------
Static Data
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Name Last Name           Borrower's Last Name                                                         Doe
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Name First Name          Borrower's First Name                                                        Joe
------------------------------------------------------------------------------------------------------------------------------------
                 Borrower Social Security
                 Number/TIN                        Eleven character ID. Example: 111-22-3333.                           123-45-6789
------------------------------------------------------------------------------------------------------------------------------------
                 Origination Date                  Origination Date shown on loan documents.                             12/25/2004
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal to identify the loan type. (Conventional
                 Loan Type                         [w/] PMI , Jumbo, FHA, VA, etc)                               Conventional - PMI
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal that identifies the type of property
                 Property Type                     securing the loan. ( 2 Family, PUD)                                          PUD
------------------------------------------------------------------------------------------------------------------------------------
                                                   Occupancy status at time of application. (2nd home,
                 Occupancy Type                    owner occupied, vacant, etc)                                                  OO
------------------------------------------------------------------------------------------------------------------------------------
                 Property Address                  Property address, not billing address.                          123 Filmore Road
------------------------------------------------------------------------------------------------------------------------------------
                 Property City                     Property city.                                                           Toronto
------------------------------------------------------------------------------------------------------------------------------------
                 Property State                    Property state.                                                               NY
------------------------------------------------------------------------------------------------------------------------------------
                 Property Zip                      Property zip.                                                              10004
------------------------------------------------------------------------------------------------------------------------------------
                                                   Original amount of loan granted to borrower. In the
                                                   case of construction loans this should be the full
                                                   amount extended on which the monthly payments are
                 Original Balance                  based.                                                                 250000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                   Amount of senior lien outstanding when loan was
                 Original Senior Lien Amount       originated.                                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                   Original contractual interest rate for loan.
                 Original Interest Rate            (provide all decimal places)                                               8.515
------------------------------------------------------------------------------------------------------------------------------------
                                                   This is the contractual date when the first payment
                 First Payment Date                was                                                                     2/1/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-14

------------------------------------------------------------------------------------------------------------------------------------
                                                   to be made.
------------------------------------------------------------------------------------------------------------------------------------
                                                   This is the contractual date when the last payment on
                                                   the loan is scheduled to be made.  For balloons it
                 Original Maturity Date            should be the balloon date.                                             1/1/2020
------------------------------------------------------------------------------------------------------------------------------------
                                                   Ratio representing the Original Loan Balance to the
                 Original Loan To Value Ratio      Original Appraised Value                                                   75.69
------------------------------------------------------------------------------------------------------------------------------------
                 Original Appraised Value          Appraised value at time of application.                                   550562
------------------------------------------------------------------------------------------------------------------------------------
                 Original FICO score               Credit bureau score obtained at application.                                 654
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal to identify characteristics of penalty.        6 Months Interest on
                 Prepayment Penalty Type           Example:  6 MO INT ON 80% OBAL, 5/4/3/2/1, 3%.                               80%
------------------------------------------------------------------------------------------------------------------------------------
                 Prepayment Term                   Original number of months that penalty was imposed.                           24
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal to identify loans where negative
                                                   amortization is allowed.  Example: Y=neg am allowed,
                 Negative Amortization Flag        N=no neg am allowed.                                                           Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   Maximum percentage of original balance that a loan
                 Negam Percent Cap                 may negatively amortize by.  (25%, etc.)                                      25
------------------------------------------------------------------------------------------------------------------------------------
                                                   Name or code for company providing private mortgage
                 MI Provider                       insurance.                                                                Radian
------------------------------------------------------------------------------------------------------------------------------------
                 MI Coverage Percentage            Percentage of insurance provided by PMI agreement.                            12
------------------------------------------------------------------------------------------------------------------------------------
                 MI Certificate ID                 Unique ID to identify PMI insurance certificate.                         5829471
------------------------------------------------------------------------------------------------------------------------------------
ARM Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                   A 'Y' or 'N' to indicate if a loan is an Adjustable
                 ARM Flag                          rate mortgage                                                                  Y
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal used to identify the specific underlying
                                                   index that adjustable rate loans will reset from.  (6
                 Arm Index Description             Months Libor, 1 Yr CMT, etc)                                                 6ML
------------------------------------------------------------------------------------------------------------------------------------
                                                   The spread above the index value that a new rate on
                                                   adjustable rate loans will be set to; subject to caps
                 Margin                            and rounding. (stated in percent)                                           3.65
------------------------------------------------------------------------------------------------------------------------------------
                                                   Code/literal used to identify the method to be used
                                                   when computing new rate on adjustable rate loans.
                 ARM Rounding Feature              (stated in percent)                                                        0.125
------------------------------------------------------------------------------------------------------------------------------------
                                                   The actual number of days prior to the Next Rate
                                                   Reset Date that the underlying index will be
                                                   referenced for determining new rate on adjustable
                 Lookback Days                     rate loans. Examples: 45, 30, 0.                                              45
------------------------------------------------------------------------------------------------------------------------------------
                                                   The first date that any payment reset was/is
                                                   scheduled to occur.  Typically is one month after
                 First Payment Reset Date          First Rate Reset Date.                                                  3/1/2007
------------------------------------------------------------------------------------------------------------------------------------

                                                             Exh. 12-15

------------------------------------------------------------------------------------------------------------------------------------
                                                   The first date that any rate reset was/is scheduled
                                                   to occur.  Typically is one month prior to First
                 First Rate Reset Date             Payment Reset Date.                                                     2/1/2007
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of payments to be made prior to the first rate
                                                   reset.  For a typical 5/1 ARM, this would contain the
                 Initial Rate Reset Period         value 60.                                                                     60
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of payments to be made between rate changes
                                                   following the initial rate reset period.  For a
                 Rate Reset Period                 typical 5/1 ARM this would contain the value 12.                              12
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of payments to be made prior to the first
                                                   payment reset.  For a typical 5/1 ARM, this would
                                                   contain the value 60.  For non hybrid loans this
                 Initial Payment Reset Period      would equal the Payment Reset Period.                                         60
------------------------------------------------------------------------------------------------------------------------------------
                                                   Number of payments to be made between payment changes
                                                   following the Initial Payment Reset Period.  For a
                 Payment Reset Period              typical 5/1 ARM this would contain the value 12.                              12
------------------------------------------------------------------------------------------------------------------------------------
                 Initial Rate Adjustment Cap       Maximum rate change allowed on First Rate Reset Date.                          3
------------------------------------------------------------------------------------------------------------------------------------
                                                   The next date that any rate reset is scheduled to
                                                   occur.  Typically is one month prior to Next Payment
                 Next Rate Reset Date              Reset Date.
------------------------------------------------------------------------------------------------------------------------------------
                                                   The next date that any payment reset is scheduled to
                                                   occur.  Typically is one month after Next Rate Reset
                 Next Payment Reset Date           Date.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Maximum rate increase allowed subsequent to First
                 Rate Adjustment Cap               Rate Reset Date.                                                               1
------------------------------------------------------------------------------------------------------------------------------------
                                                   Maximum rate decrease allowed subsequent to First
                 Periodic Floor                    Rate Reset Date.                                                               0
------------------------------------------------------------------------------------------------------------------------------------
                                                   The maximum amount the rate is allowed to increase by
                 Lifetime Caps                     over the life of the loan.                                                     6
------------------------------------------------------------------------------------------------------------------------------------
                                                   The minimum amount the rate is allowed to increase by
                 Lifetime Floor                    over the life of the loan.                                                     0
------------------------------------------------------------------------------------------------------------------------------------
                 Max Rate                          The absolute maximum rate allowed for the loan.                            11.65
------------------------------------------------------------------------------------------------------------------------------------
                 Min Rate                          The absolute minimum rate allowed for the loan.                             3.65
------------------------------------------------------------------------------------------------------------------------------------
                                                   Periodic Cap for monthly principal & interest payment
                 Payment Cap                       increase.  Example 7.5%.                                                     6.5
------------------------------------------------------------------------------------------------------------------------------------



                                                             Exh. 12-16

                                  EXHIBIT 11


                           SERVICING TRANSFER LETTER
                           -------------------------








                               As of [_________]

[SELLER]
[ADDRESS]



Re: Letter Agreement in connection with the purchase by Goldman Sachs Mortgage Company (the "Purchaser") and the sale by [Seller] (the "Company") of mortgage loans pursuant to that certain Flow Mortgage Loan Purchase and Warranties Agreement (the "Agreement"), dated as of [_______], by and between the Company and the Purchaser

Ladies and Gentlemen:

            In connection with the above-referenced transaction, and in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Company hereby agree as follows:

      (1) Unless otherwise specified in this letter agreement, all capitalized terms herein shall have the meaning as provided in the Agreement.

      (2) The Purchaser hereby requests, and the Company hereby acknowledges, that Saxon Mortgage Services, Inc. shall be the "Successor Servicer" under the agreement.

      (3) This letter may be executed in any number of counterparts each of which shall constitute one and the same instrument, and either party hereto may execute this letter by signing any such counterpart.

            [the remainder of this page intentionally left blank]

      (4) This letter shall be deemed in effect when a fully executed counterpart thereof is received by the Company in the State of New York and shall be deemed to have been made in the State of New York. This letter shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York except to the extent preempted by Federal law.



                                       Very truly yours,


                                       GOLDMAN SACHS MORTGAGE COMPANY


                                       By:

                                         Name:_________________________________

                                         Title:________________________________



Accepted and Agreed:


[SELLER]

      (Company)

By:    _____________________________

Name:  _____________________________

Title: _____________________________


                                   Exh. 13-1

                                  EXHIBIT 12

                         FORM OF ANNUAL CERTIFICATION

      Re: [_______________] (the "Trust"), Mortgage Pass-Through Certificates, Series [_____], issued pursuant to the Pooling and Servicing Agreement, dated as of [_____], 2003 (the "Pooling and Servicing Agreement"), among [_____], as depositor (the "Depositor"), [_____], as trustee (the "Trustee"), [_____], as servicer (the "Servicer"), and [_____], as responsible party

            I, [identify the certifying individual], certify to the Depositor and the Trustee, and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1. The servicing information required to be provided to the Trustee by the Servicer under the Pooling and Servicing Agreement has been so provided;

      2. I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and based upon my knowledge and the annual compliance review required under the Pooling and Servicing Agreement, and except as disclosed in the annual compliance statement required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement (which has been so delivered to the Trustee), the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

      3. All significant deficiencies relating to the Servicer's compliance with the minimum servicing standards for purposes of the report provided by an independent public accountant, after conducting a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling and Servicing Agreement, have been disclosed to such accountant and are included in such reports.


                                    Date: _________________________

                                    _______________________________
                                    [Signature]
                                    [Title]

                                  EXHIBIT 13

                             INTENTIONALLY OMITTED

                                  EXHIBIT 14


                            SERVICER ACKNOWLEDGMENT
                            -----------------------








                               As of [_________]

[SELLER]
[ADDRESS]



Re: Letter Agreement in connection with the purchase by Goldman Sachs Mortgage Company (the "Purchaser") and the sale by [Seller] (the "Company") of mortgage loans pursuant to that certain Flow Mortgage Loan Purchase and Warranties Agreement (the "Agreement"), dated as of [_______], by and between the Company and the Purchaser

Ladies and Gentlemen:

            In connection with the above-referenced transaction, and in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Company hereby agree as follows:

      (5) Unless otherwise specified in this letter agreement, all capitalized terms herein shall have the meaning as provided in the Agreement.

      (6) The Purchaser hereby requests, and the Company hereby acknowledges, that [SERVICER] shall be the "Successor Servicer" under the agreement.

      (7) This letter may be executed in any number of counterparts each of which shall constitute one and the same instrument, and either party hereto may execute this letter by signing any such counterpart.

            [the remainder of this page intentionally left blank]

      (8) This letter shall be deemed in effect when a fully executed counterpart thereof is received by the Company in the State of New York and shall be deemed to have been made in the State of New York. This letter shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York except to the extent preempted by Federal law.



                                       Very truly yours,


                                       GOLDMAN SACHS MORTGAGE COMPANY


                                       By:

                                          Name:______________________________

                                          Title:_____________________________



Accepted and Agreed:


[SELLER]

      (Company)

By:    _____________________________

Name:  _____________________________

Title: _____________________________




                                  Exh. 11-5

                                  EXHIBIT 15


                 Subprime Default and REO Servicing Standards

   o Right Party Contact Rate of twenty-seven and a half percent (27.50%) per month. Termination standard is twenty-two and a half percent (22.50%), after Servicer has failed to respond to the notice provisions contained in the Flow Servicing Rights Purchase and Servicing Agreement

   o Servicer shall meet the foreclosure timeline requirements as set forth in the FNMA guidelines

Time Zones
----------
All accounts should be called until 9:00 p.m. in each time zone Monday through Thursday.

Collection Call Statistics
--------------------------
With respect to only loans owned by GS ("GS Loans"), Servicer shall report monthly to GS to the extent permitted by applicable law the following dialer statistical information broken out by delinquency bucket and on a loan level basis:

   o   Number of attempts made; ACD, predictive and non-predictive ;
   o   Number of right party contacts ;
   o   Number of commitments obtained; and
   o   Number of performing commitments.
The reports provided by Servicer to Purchaser will stratify the collection work efforts and/or results in such a manner as to reasonably assure Purchaser that Servicer is in material compliance with the agreed upon service levels.



Skip Tracing Statistics
-----------------------

A minimum of 50% of the accounts referred to skip tracing should result in a good phone number for the borrower.



Broken Repayment Plans or Broken Promise to Pay
-----------------------------------------------

Follow-up with the Mortgagor within seventy-two (72) hours of the repayment plan being broken.

FICO's
------
Updated FICO scores must be ordered, at GS's sole cost and expense, on all GS Loans on a quarterly basis and reported to GS on the following month end tape.


                                  Exh. 12-18

VALUATIONS
----------
BPO should be ordered on the day in which a loan becomes sixty-five (65) days delinquent if such loan is not cash flowing through a forbearance plan or bankruptcy plan. Servicer should receive the requested BPO within twenty-one
(21) days of such BPO order with the understanding that such BPOs may be received at any time depending on the totality of the circumstances; provided, however, the Servicer shall provide GS with notice and weekly updates of any developments with respect to any BPO which is not received by the Servicer within twenty-one (21) days of such BPO order. Reconciliation should be performed on a BPO within five (5) business days of receipt thereof. Servicer system should reflect reconciled value upon receipt of the BPO. The reconciled value should then be reported to GS with the next month end data tape.

BANKRUPTCY
----------
All bankruptcy actions will be managed according to FNMA guidelines including, without limitation, bankruptcy set-up, filing proofs of claims, monitoring plans, referring loans to an attorney, filing motions for relief, and/or releasing bankruptcies back to foreclosure/normal servicing.

All loans owned by GS should be run though BANKO or a similar system once every thirty (30) days.

FORECLOSURE
-----------
Servicer shall follow FNMA timelines for all GS loans in foreclosure. Allowable delays shall include bankruptcy filings, litigation, loss mitigation which results in cash being applied to the loan. Assignment delays should be no longer than thirty (30) days. Title issues should be no longer than sixty
(60) days. Any delays that shall exceed these estimated timelines should be reported to GS on a monthly basis. GS loans will not be referred to foreclosure until the reconciled value has been received and evaluated.

Servicer shall maintain a foreclosure resolution rate of fifty percent (50%).




                                  Exh. 11-7

                                  EXHIBIT 16

                            REO Servicing Standards

Purpose: The purpose of these standards is to serve as a guideline for valuations, reporting and overall management of Goldman REO Assets.

Property Valuations:

   o BPO - As soon as the REO property in possession, by our attached definition an interior BPO should be ordered by the servicer. The BPO should state a Value as-is and a Repaired Value. It should include interior photos, photos of outbuildings, and deferred maintenance. Upon completion an original copy of the BPO is to be forwarded to the REO Department of Goldman Sachs either in PDF format or overnight hard copy. Sale and listing information on the BPO should be in a grid format acceptable to Goldman Sachs.
   o APPRAISAL - (Only on new REO acquisitions) As soon as the property is re-keyed and trashed out the servicer will at Goldman request, order a full interior appraisal on form 1004 from an Appraiser acceptable to Goldman Sachs. The appraiser should be given the access instructions by the servicer. The full appraisal will include interior photos, photos of all outbuildings and deferred maintenance. Required is "The Supplemental REO Addendum Form" giving 3 listing comps, itemization of needed repairs, and as-is and as-repaired value. Upon completion an original copy of the Appraisal is to be forwarded or made available to the REO Department of Goldman Sachs either in PDF format or overnight hard copy.
   o OTHER - Any and all subsequent BPO's, CMA's Appraisals, AVM's or other evaluations ordered during the course of the REO term are to be made available in the same manner.

   Vendors:
   o From time to time, Goldman Sachs will provide the Servicer with a published list of Appraisers, Appraisal Vendors, Realtors, Brokers and other service providers with whom they prefer not to do business. The Servicer will make commercially reasonable efforts to refrain from using anyone named on such a list and Goldman Sachs reserves the right to refuse any product or service and payment for that product or service provided by such listed Appraisers, Appraisal Vendors, Realtors, Brokers and other service providers - if, and only if, such product or service does not comply with reasonable standards as determined by generally accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such mortgage loan in the jurisdiction where the related mortgaged property is located.

   Possession:
   o RE-KEYING - The property should be Re-keyed as soon as it is in our possession both to keep prior occupants out and allow access to new service providers and Goldman Sachs personnel. Goldman Sachs suggests that the door be re-keyed to a master key code (key code to be furnished to REO personnel at Goldman Sachs) and the new keys be placed in a combo lock box. The servicer will keep REO personnel at Goldman Sachs informed with proper access information.
   o TRASH OUT - Defined as but not limited to; grass cut, shrubs and trees trimmed, all debris cleared from interior and exterior, appliances emptied, cleaned and secured, all trash removed from premises, windows and doors secured, any fire or safety hazard removed. The property should be trashed out before the full appraisal is ordered and the "For Sale" sign is placed on the property.
   o CASH FOR KEYS - The maximum allowable payment to either an owner or tenant to vacate the property without Goldman Sachs' prior consent should be one thousand five hundred dollars ($1,500). If the servicer intends to pay either an owner or tenant to vacate the property an amount in excess of one thousand five hundred dollars ($1,500), the servicer should make commercially reasonable efforts to obtain Goldman Sachs' prior consent. Every advance should be cost justified and that data available to Goldman Sachs upon request. The exact amount of the advance should be proportional to the benefit and made to avoid a lengthily eviction process. Payments should be made only after the property is actually vacated and inspected by designated agents of the servicer. The servicer will report each month on all cash for keys transactions.
   o INSURANCE CLAIMS- The servicer will report on a monthly basis all Insurance claims filed, claims denied and claims aged over ninety (90) days during the reporting period.

   On the Market:
   o  LISTING -
       o All properties are expected to be listed within thirty (30) days of possession.
       o Properties not listed within thirty (30) days will require an exceptions report at month end.
       o   All listings should be in the local MLS.
       o   Listing Agreements should not be for more than six (6) months.
       o All listing agreements are subject to cancellation at any time without penalty of liability to Goldman Sachs

   o  SIGNAGE -
       o All listed properties are to have a sign that is conspicuous and readable from the street which clearly indicates the property is available for sale and contact information for prospective buyers.
       o From the date of acquisition through the date of listing , the broker/agent/servicer is to reasonably inspect the property until a sale sign is posted.


                                  Exh. 11-9

                                  EXHIBIT 17

                         FORM OF ANNUAL CERTIFICATION

      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

            I, ________________________________, the _______________________
of [NAME OF COMPANY] (the "Company"), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

            1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

            2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

            4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

            5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the

      [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                       Date:__________________________________



                                       By:____________________________________
                                          Name:
                                          Title:




                                  Exh. [A]-2

                                  EXHIBIT 18

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The assessment of compliance to be delivered by [the Servicer] [Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

--------------------------------------------------------------------------------
                                                                    Applicable
                                                                     Servicing
                               Servicing Criteria                   Criteria
--------------------------------------------------------------------------------

   Reference                        Criteria
--------------------------------------------------------------------------------

                       General Servicing Considerations
--------------------------------------------------------------------------------

1122(d)(1)(i)    Policies and procedures are instituted to monitor any
                 performance or other triggers and events of default in
                 accordance with the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(1)(ii)   If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                 servicing activities.
--------------------------------------------------------------------------------

1122(d)(1)(iii)  Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
--------------------------------------------------------------------------------

1122(d)(1)(iv)   A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                 throughout the reporting period in the amount of coverage
                 required by and otherwise in accordance with the terms of the transaction agreements.
--------------------------------------------------------------------------------

                      Cash Collection and Administration
--------------------------------------------------------------------------------

1122(d)(2)(i)    Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(2)(ii)   Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------

1122(d)(2)(iii)  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                 charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
--------------------------------------------------------------------------------


                                  Exh. [B]-1

--------------------------------------------------------------------------------
                                                                    Applicable
                                                                     Servicing
                               Servicing Criteria                   Criteria
--------------------------------------------------------------------------------

   Reference                        Criteria
--------------------------------------------------------------------------------

1122(d)(2)(iv)   The related accounts for the transaction, such as cash
                 reserve accounts or accounts established as a form of
                 overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                 transaction agreements.
--------------------------------------------------------------------------------

1122(d)(2)(v)    Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                 agreements. For purposes of this criterion, "federally
                 insured depository institution" with respect to a foreign
                 financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                 Securities Exchange Act.
--------------------------------------------------------------------------------

1122(d)(2)(vi)   Unissued checks are safeguarded so as to prevent unauthorized access.
--------------------------------------------------------------------------------

1122(d)(2)(vii)  Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------

                      Investor Remittances and Reporting
--------------------------------------------------------------------------------

1122(d)(3)(i)    Reports to investors, including those to be filed with the
                 Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                 Specifically, such reports (A) are prepared in accordance
                 with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                 are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
--------------------------------------------------------------------------------


                                  Exh. [B]-2

--------------------------------------------------------------------------------
                                                                    Applicable
                                                                     Servicing
                               Servicing Criteria                   Criteria
--------------------------------------------------------------------------------

   Reference                        Criteria
--------------------------------------------------------------------------------

1122(d)(3)(ii)   Amounts due to investors are allocated and remitted in
                 accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(3)(iii)  Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such
                 other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(3)(iv)   Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
--------------------------------------------------------------------------------

                           Pool Asset Administration
--------------------------------------------------------------------------------

1122(d)(4)(i)    Collateral or security on mortgage loans is maintained as
                 required by the transaction agreements or related mortgage loan documents.
--------------------------------------------------------------------------------

1122(d)(4)(ii)   Mortgage loan and related documents are safeguarded as
                 required by the transaction agreements
--------------------------------------------------------------------------------

1122(d)(4)(iii)  Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(4)(iv)   Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                 posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                 accordance with the related mortgage loan documents.
--------------------------------------------------------------------------------

1122(d)(4)(v)    The Servicer's records regarding the mortgage loans agree
                 with the Servicer's records with respect to an obligor's
                 unpaid principal balance.
--------------------------------------------------------------------------------

1122(d)(4)(vi)   Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                 accordance with the transaction agreements and related pool asset documents.
--------------------------------------------------------------------------------



                                  Exh. [B]-3

--------------------------------------------------------------------------------
                                                                    Applicable
                                                                     Servicing
                               Servicing Criteria                   Criteria
--------------------------------------------------------------------------------

   Reference                        Criteria
--------------------------------------------------------------------------------

1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                 example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
--------------------------------------------------------------------------------

1122(d)(4)(ix)   Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
--------------------------------------------------------------------------------

1122(d)(4)(x)    Regarding any funds held in trust for an obligor (such as
                 escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                 transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                 mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(4)(xi)   Payments made on behalf of an obligor (such as tax or
                 insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                 been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(4)(xii)  Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------


                                  Exh. [B]-4

--------------------------------------------------------------------------------
                                                                    Applicable
                                                                     Servicing
                               Servicing Criteria                   Criteria
--------------------------------------------------------------------------------

   Reference                        Criteria
--------------------------------------------------------------------------------

1122(d)(4)(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(4)(xiv)  Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
--------------------------------------------------------------------------------

1122(d)(4)(xv)   Any external enhancement or other support, identified in Item
                 1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                 maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------




                                       [NAME OF SERVICER] [SUBSERVICER]



                                       Date:__________________________________



                                       By:____________________________________
                                          Name:
                                          Title:


                                  Exh. [B]-5